SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON,  D.C.  20549
---------------------------------




                                  FORM  8-K

                                 CURRENT  REPORT

                        PURSUANT  TO  SECTION  13  OR  15(D)
                     OF  THE  SECURITIES  EXCHANGE  ACT  OF  1934

                        DATE  OF  REPORT  April  7,  2005
                        DATE  OF  EARLIEST  EVENT  REPORTED):

                                      April  7,  2005

                           NEW  MEDIUM  ENTERPRISES,  INC.

                             -----------------------
             (EXACT  NAME  OF  REGISTRANT  AS  SPECIFIED  IN  ITS  CHARTER)

                 NEVADA                                         11-3502174

STATE  OR  OTHER  JURISDICTION  OF                        (I.R.S.  EMPLOYER
INCORPORATION  OF  ORGANIZATION)                           IDENTIFICATION  NO.)


  (ADDRESS,  INCLUDING  ZIP  CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                    REGISTRANT'S  PRINCIPAL  EXECUTIVE  OFFICES)


                                 ETHEL  SCHWARTZ

                      CHIEF  EXECUTIVE  OFFICER  AND  PRESIDENT
                                   1510  51  ST.
                                BROOKLYN  NY  11219
                               TEL:  718-435-5291
                               FAX:  718-972-6196

Item:  (3.02)  Unregistered  Sale  of  Equity  Securities

On April 7, 2005 the Company received $200,000 investment from an accredited investor, May Ltd. an affiliate of the Company. The company is issuing 10,000,000 Million common shares to the Investor at $0.02 cents (Two Cents) per share. The shares are restricted securities as the term is defined in Rule 144 of Securities Act.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   April 8, 2005                         New Medium Enterprises, Inc.



                                                   By: /s/ Ethel Schwartz
                                                       -----------------
                                                      CEO, President






Item:  (9.01)   FINANCIAL  STATEMENTS  AND  EXHIBITS

                          PRIVATE  PLACEMENT  MEMORANDUM
                          NEW  MEDIUM  ENTERPRISES,  INC.
                              A  NEVADA  CORPORATION


                          NEW  MEDIUM  ENTERPRISES,  INC.
                             (A  Nevada  Corporation)


                    Confidential  Private  Placement  Memorandum

                       Price  Per  Share  $  0.02  Cents  Per  Share




                            TOTAL  PRIVATE  OFFERING:
                                $200,000.00  USD

                                 April  06,  2005


 An  Offering  of  up  to $ 200,000.00 Common Shares @ $0.02 Cents per
Share

TOTAL  COMMON            PRICE
 SHARES                   PER
OFFERED                  SHARE           TOTAL  PROCEEDS
-------------------  ---------      ---------------
10,000,000            $0.02  CENTS    $  200,000.00

----------
New Medium Enterprises, Inc., a Nevada corporation (the "Company") is offering for sale up to 10,000,000 Common Shares on a "best efforts" basis The shares are offered by exemption from registration pursuant to Rules 505 and/or 506 of Regulation D under the Securities Act of 1933, as amended and/or under other federal and state exemptions. The shares are currently traded on the OTC Bulletin Board under the trading Symbol (NMEN). The offering price has been determined by the Company based on a discount to the bid price as April 6, 2005 of $0.055 cents per share (See "RISK FACTORS" and "TERMS OF OFFERING AND PLAN OF DISTRIBUTION").

          THESE COMMON SHARES BEING OFFERED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND ARE "RESTRICTED SECURITIES" AS THAT TERM IS DEFINED IN RULE 144 UNDER THE SECURITIES ACT. THE COMMON SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, THE AVAILABILITY OF WHICH IS TO BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THESE AUTHORITIES HAVE NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

          THESE SECURITIES INVOLVE SUBSTANTIAL RISKS AND IMMEDIATE SUBSTANTIAL DILUTION, AND SHOULD BE CONSIDERED ONLY BY THOSE PERSONS WHO CAN AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT.

          The  date  of  this  Memorandum  is  April  06,  2005.


(footnotes  from  preceding  page)

(1)  The  offering  is  being  sold  by  company.

(2) Before deducting expenses of the offering for the company's legal, Filing, Accounting fees, printing costs, and other related offering costs
Payable  by  the  Company,  estimated  at  $2,000.

(3)The offering is being conducted on a "best efforts" basis, with a Maximum of
10,000,000 common shares for a gross subscription price of $0.02 (two cents) per share.



     The common shares are offered by the company subject to prior sale, when, as and if delivered to a subscriber, accepted by it, and subject to approval of certain legal matters by counsel. The company reserves the right to withdraw, cancel or modify such offer and to reject any order in whole or in part. Delivery of the common shares will be made to investors promptly upon release from escrow of subscriber funds. This offering is valid for 5 days from the date of this memorandum (unless extended for up to an additional 5 days, in the discretion of the company), unless terminated earlier by the company. (see "terms of offering and plan of distribution").

The shares are currently traded on the OTC Bulletin Board under the symbol NMEN In view of the significant risk factors and restrictions of transfer disclosed Herein, the acquisition of the shares offered hereby should be considered only By persons who can bear the economic risk of their investment.

THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER APPLICABLE LAW, THE COMPANY'S ARTICLES OF INCORPORATION AND THE SUBSCRIPTION AGREEMENT. THIS MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF ANY OFFER TO BUY FROM ANY PERSON IN ANY JURISDICTION IN WHICH SUCH OFFEROR'S SOLICITATION WOULD BE UNLAWFUL, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO A PERSON TO WHOM IT UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

THIS MEMORANDUM HAS BEEN PREPARED SOLELY FOR THE BENEFIT OF INVESTORS INTERESTED IN THE PROPOSED OFFERING OF THE SHARES AND CONSTITUTES AN OFFER TO AN OFFEREE ONLY IF THIS MEMORANDUM IS DELIVERED TO THE OFFEREE BY THE COMPANY. ANY REPRODUCTION OR DISTRIBUTION OF THIS MEMORANDUM (INCLUDING EXHIBITS HERETO), OR RETRANSMITTAL OF ITS CONTENTS, IN WHOLE OR IN PART, OTHER THAN TO LEGAL, BUSINESS AND TAX ADVISORS (WHO, IN TURN, MAY USE THE INFORMATION CONTAINED HEREIN SOLELY FOR PURPOSES RELATED TO SUCH OFFEREE'S INVESTMENT OR PROPOSED INVESTMENT IN THE COMPANY), WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED.

THIS OFFERING IS BEING MADE IN THE UNITED STATES IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND THE REGULATIONS THEREUNDER FOR AN OFFER AND SALE OF SECURITIES THAT DO NOT INVOLVE A PUBLIC OFFERING. THE SECURITIES OFFERED HEREBY MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF, EXCEPT AS PERMITTED UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

OFFERS AND SALES WILL BE MADE TO PERSONS IN THE UNITED STATES WHO ARE "ACCREDITED INVESTORS" WITHIN THE MEANING OF THE REGULATIONS UNDER THE U.S. SECURITIES ACT AND WHO ARE SOPHISTICATED IN BUSINESS AND FINANCIAL MATTERS, WHO HAVE THE KNOWLEDGE AND EXPERIENCE TO EVALUATE THE MERITS AND RISKS OF THEIR INVESTMENT, WHO HAVE SUBSTANTIAL INCOME, WHO HAVE NO NEED FOR LIQUIDITY WITH RESPECT TO THEIR INVESTMENT AND WHO CAN BEAR THE ILLIQUIDITY OF THE SECURITIES OFFERED HEREBY.

OFFERS AND SALES WILL ALSO BE MADE TO PERSONS OUTSIDE THE UNITED STATES WHO HAVE THE KNOWLEDGE AND EXPERIENCE TO EVALUATE THE MERITS AND RISKS OF THEIR INVESTMENT, WHO HAVE SUBSTANTIAL INCOME, AND WHO HAVE NO NEED FOR LIQUIDITY WITH RESPECT TO THEIR INVESTMENT AND WHO CAN BEAR THE ILLIQUIDITY OF THE SECURITIES OFFERED HEREBY. SEE "RISK FACTORS" SECTION BELOW. PROSPECTIVE INVESTORS OUTSIDE THE UNITED STATES WILL BE REQUIRED TO REPRESENT THAT THEY ARE NOT U.S. PERSONS AND ARE NOT ACQUIRING THE SHARES FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON.

THIS OFFERING IS OFFERED SUBJECT TO WITHDRAWAL, CANCELLATION OR MODIFICATION BY THE COMPANY WITHOUT NOTICE. THE COMPANY SERVES THE RIGHT, IN ITS SOLE DISCRETION TO REJECT ANY SUBSCRIPTION IN WHOLE OR IN PART FOR ANY REASON OR TO ALLOT TO ANY SUBSCRIBER LESS THAN THE NUMBER OF SHARES SUBSCRIBED FOR.

THIS  MEMORANDUM  SHOULD  BE  READ  IN  CONJUNCTION  WITH  THE  EXHIBITS HERETO.

NO PERSON OTHER THAN AS PROVIDED FOR HEREIN, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS MEMORANDUM IN CONNECTION WITH THE OFFER BEING MADE HEREBY, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY.

THIS OFFERING IS MADE, AND SALES OF SHARES WILL BE MADE UNDER REGULATION D PROMULGATED UNDER THE ACT.

THIS MEMORANDUM INCLUDES CERTAIN STATEMENTS, ESTIMATES AND FORECASTS OF THE COMPANY WITH RESPECT TO THE ANTICIPATED FUTURE PERFORMANCE OF THE COMPANY AND WITH RESPECT TO THE MARKETS OR PROSPECTIVE MARKETS FOR THE COMPANY'S PRODUCTS. SUCH STATEMENTS RELY ON ASSUMPTIONS WHICH ASSUMPTIONS MAY OR MAY NOT PROVE TO BE CORRECT.

THE STATEMENTS CONTAINED HEREIN ARE BASED ON INFORMATION BELIEVED BY THE COMPANY TO BE RELIABLE. NO WARRANTY CAN BE MADE AS TO THE ACCURACY OF SUCH INFORMATION OR THAT CIRCUMSTANCES HAVE NOT CHANGED SINCE THE DATE SUCH INFORMATION WAS SUPPLIED. THIS MEMORANDUM CONTAINS SUMMARIES OF CERTAIN PROVISIONS OF DOCUMENTS RELATING TO THE PURCHASE OF SHARES. SUCH SUMMARIES DO NOT PURPORT TO BE COMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE TEXTS OF THE ORIGINAL DOCUMENTS, WHICH ARE AVAILABLE UPON REQUEST.

IT IS THE RESPONSIBILITY OF ANY PERSON WISHING TO PURCHASE THE SHARES TO SATISFY HIMSELF AS TO THE FULL OBSERVANCE OF THE LAWS OF ANY RELEVANT TERRITORY OUTSIDE THE UNITED STATES IN CONNECTION WITH ANY SUCH PURCHASE, INCLUDING OBTAINING ANY REQUIRED GOVERNMENTAL OR OTHER CONSENTS OR OBSERVING ANY OTHER APPLICABLE FORMALITIES. JURISDICTIONAL NOTICES FOR CALIFORNIA RESIDENTS.

IT IS UNLAWFUL TO CONSUMMATE A SALE OF THE COMMON SHARES OR ANY INTEREST THEREINOR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OFTHE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

FOR  CONNECTICUT  RESIDENTS

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER SECTION 36-485 OF THE CONNECTICUT UNIFORM SECURITIES ACT AND, THEREFORE, CANNOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF TO ANY PERSON OR ENTITY UNLESS SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES ACT OF THE STATE, IF SUCH REGISTRATION IS REQUIRED, OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

FOR  FLORIDA  RESIDENTS

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE FLORIDA SECURITIES ACT IN RELIANCE UPON EXEMPTION PROVISIONS CONTAINED THEREIN. ANY SALE MADE PURSUANT TO SUCH EXEMPTION PROVISIONS IS VOIDABLE BY THE PURCHASER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY THE PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER OR AN ESCROW AGENT. A WITHDRAWAL WITHIN SUCH THREE (3) DAY PERIOD WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THIS INVESTMENT SUMMARY, INDICATING HIS INTENTION TO WITHDRAW.

SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE, TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED FOR NEW YORK RESIDENTS.

THIS CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM HAS NOT BEEN REVIEWED BY THE ATTORNEY GENERAL OF THE STATE OF NEW YORK PRIOR TO ITS ISSUANCE AND USE. THE
ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING.

FOR  NEW  JERSEY  RESIDENTS

THE SECURITIES OFFERED HEREIN HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE BUREAU OF SECURITIES OF THE STATE OF NEW JERSEY NOR HAS THE BUREAU PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. THE FILING OF THIS MEMORANDUM DOES NOT CONSTITUTE APPROVAL OF THE ISSUE OR SALE THEREOF BY THE BUREAU OF SECURITIES. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR  PENNSYLVANIA  RESIDENTS

IF YOU HAVE ACCEPTED AN OFFER TO PURCHASE THE SECURITIES MADE PURSUANT TO A MEMORANDUM WHICH CONTAINS A NOTICE EXPLAINING YOUR RIGHT TO WITHDRAW YOUR ACCEPTANCE PURSUANT TO SECTION 207(M) OF THE PENNSYLVANIA SECURITIES ACT OF 1972 (70P.S SECTION 1-297(M)), YOU MAY ELECT, WITHIN TWO (2) BUSINESS DAYS AFTER THE FIRST TIME YOU HAVE RECEIVED A NOTICE AND A MEMORANDUM TO WITHDRAW FROM YOUR PURCHASE AGREEMENT AND RECEIVE A FULL REFUND OF ALL MONIES PAID BY YOU. YOUR WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, YOU NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY INDICATING YOUR INTENTION TO WITHDRAW. SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED SECOND BUSINESS DAY. IF YOU ARE SENDING A LETTER, IT IS PRUDENT TO SEND IT BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME WHEN IT WAS MAILED. SHOULD YOU MAKE THE REQUEST ORALLY, YOU SHOULD ASK FOR WRITTEN CONFIRMATION THAT YOUR REQUEST HAS BEEN RECEIVED. FOR RESIDENTS OF ALL STATES

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PRIVATE  PLACEMENT  SUMMARY

The following summary is qualified in its entirety by the more detailed Information and the financial statements appearing elsewhere in this Private Placement Memorandum. Each prospective investor is urged to read this private Placement Memorandum in its entirety.


OUR  COMPANY  HISTORY:

We were organized in the State of Nevada on August 2, 1999 under the name Shopoverseas.com Inc. On July 10, 2000, we changed our name to New Medium Enterprises, Inc. We were formed for the purpose establishing a portfolio of Internet related businesses, including (i) the development of our -Commerce
Software Platform-CodeTrek (ii) Acquisition and planned development of our Broadband internet Services platform, (iii) and a portfolio of websites designed for internet commerce. As a result of steadily declining market conditions severely impacting the markets for our CodeTrek proprietary software, for our Broadeo Wireless business, and for our portfolio of internet web sites, during 2001 we decided to abandon indefinitely allocation of our resources to these assets, and further to write off all of the assets on our books pertaining to the above businesses so that we can preserve our resources for an acquisition of a business.

DESCRIPTION  OF  OUR  BUSINESS

On January 13, 2004 we acquired all of the intellectual property assets pertaining To our flagship product, Versatile Multi Layer Disc (VMD). In September 2005, we succeeded In producing a pre-Industrial prototype of our new optical storage disc -VMD- containing 20GB of storage capacity that we believe has the capability of storing 100 GB of data and more, as compared to the maximum capacity allowed by the current highest capacity disc -a DVD 9- which bears only 8.5 GB of data, stored on two information layers. VMD is the acronym for "Versatile MultiLayer Disc." It is a next generation optical disc designed for High Definition content: motion pictures, video on demand, sports entertainment, and all video content and data.

The need to increase the disc storage capacity fivefold and, in fact, tenfold is well established. Consumers are ready to move into a new TV era-the era of HDTV movies and broadcasts. The Federal Communications Commission voted to require electronics manufacturers to include digital tuners in all new television sets by 2007 -- the agency's strongest action to speed the federally required conversion to digital television.

A DVD can only record data on a maximum of two layers since an increase in the number of layers in the disc increases the interlayer crosstalk and the data cannot be read properly. Today a standard 120 mm single layer disc is limited to its current capacity of 4.7GB single layer or 8.5 GB dual layer. We possess the technology to manufacture & mass produce low cost RED LASER HDTV playback discs capable of being industrially implemented in the near term to supply the market with cost effective VMD HDTV Discs (20GB first generation) & Drives. These drives are DVD backward compatible, i.e. they fit all previous disc formats, and there is no need to keep 2 drives at home. We anticipate the players will be similarly priced to the current DVD discs and players.

VMD is precisely the same size and thickness as DVD, however, while DVD technology is limited to a maximum of two data layers on a disc. VMD provides the capability to place up to 20 layers on a single disc with no quality loss in the content stored. Through multi layering, We are able to increase the disc storage capacity. Each layer adds approximately 5GB's of memory over a standard DVD disc. While storing 100GB on a VMD disc is certainly feasible, the initial VMD products will be more modest; in the range of 20 GB and 30 GB discs & players. We believe that such disc capacities will more than satisfy the HD market for the next several years.


VMD players are based on conventional red lasers and almost in all respects similar to DVD players. In particular VMD player will be naturally backward compatible with DVD, which will enable viewing of HD discs as well as current DVD's.;

The existing CD-DVD infrastructure is based on RED LASER, which is highly cost effective, since it is easily produced by hundreds of firms all over the world. The entire disc infrastructure involving manufacturing equipment including mastering and replicating processes have been created to accommodate Red Laser, with billions of investments by the industry and consumers to date.

To substantially increase the storage capacity in this paradigm, new formats are trying to change to a new technology based on BLUE LASER, which has a shorter wavelength of 405 nanometers as compared to 650 nanometers of the red laser. This makes it possible to focus the laser beam with more precision, thus making information pits smaller and in consequence enabling to hold more data on the disc. However, on the downside, BLUE LASER, by itself is far more expensive and can be produced for the time being, only by one or few firms in the globe. Besides all associated disc and players manufacturing industry-one of the largest consumer goods branches of the Global economy- would be required to refurbish their entire infrastructure to accommodate BLUE LASER.


VMD manufacturing will be processed at existing DVD facilities with existing DVD equipment. Notwithstanding that the scientific & technological concepts behind VMD are different from DVD; the huge manufacturing infrastructure that was built for DVD will be used for VMD production with only very minor additional accommodations, at an inconsequential cost.

MARKET  OPPORTUNITY

Our product relates to the huge, and extremely fast growing, sector of the data storage market - optical disc storage - of which DVD formats have an effective monopoly presently.

Consumers spent a record $21.2 billion renting and buying DVDs in 2004, according to The Digital Entertainment Group (DEG) at the International Consumer Electronics Show.

According to DEG DVD retail sales grew to $15.5 billion in 2004, an increase of 33 percent over last year. In addition, consumers also spent $5.7 billion renting DVDs.

In the fourth quarter 2004 alone, nearly 530 million DVDs shipped to retail according to figures compiled by Kaplan, Swicker and Simha on behalf of the DEG. This is a 39 percent increase over the same period last year. More than 1.5 billion software units shipped throughout 2004, bringing the total number of units shipped since launch to nearly four billion DVD IN MORE THAN 70 MILLION U.S. HOMES

According to figures compiled by the DEG based on data from the Consumer Electronics Association (CEA), retailers and manufacturers, 37 million DVD players were sold to U.S. consumers in 2004, a 10 percent increase over the previous year. More than 17 million DVD players sold in the fourth quarter alone.

Since launch, more than 127 million DVD players, including set-top and portable DVD players, Home-Theater-in-a-Box systems, TV/DVD and DVD/VCR combination players, have sold to consumers, bringing the number of DVD households to 70 million (adjusting for households with more than one player). Approximately 45 percent of DVD owners now have more than one player.

The DEG estimates that more than 80 percent of U.S. households will have at least one DVD player by year-end 2005. When accounting for computers with DVD-ROM drives and DVD-enabled video game consoles, an estimated 79 million households currently have the capability to play DVD, approaching three-fourths of all U.S. TV households (CENTRIS).

DEG: the Digital Entertainment Group (formerly the DVD Entertainment Group) is a Los Angeles-based, industry-funded nonprofit corporation that advocates and promotes the many benefits associated with DVD while providing updated information regarding the format to both the media and the retail trade. The DEG offers a forum for member companies to engage in ongoing discussions concerning various issues and opportunities, which relate to other new digital technologies that may emerge in the future.

We posses the technology to manufacture & mass produce low cost RED LASER HDTV playback discs capable of being industrially implemented in the near term to supply the market with cost effective VMD HDTV Discs (20GB first generation) & Drives. These drives are DVD backward compatible, i.e. they fit all previous disc formats, and there is no need to keep 2 drives at home. We anticipate the players will be similarly priced to the current DVD discs and players.

We plan to begin production of 20GB VMD Discs in 2005. We anticipate production of 40 GB 2006. Our VMD drives will also read/write all DVD formats. We anticipate releasing VMD recordable by the end of 2006.

We plan to pursue discussions and seek partnership with the major players in the Global entertainment arena. We plan to establish contacts with major producers of computer games anxious for high capacity cheap optical storage. We plan to offer our patented knowledge and know how for manufacturing hi-capacity VMD to major manufacturers of optical storage, DVD discs, DVD drives and computer DVD drives (players). We anticipate that production of VMD's holding 20-50GBGB and players will generate royalty and license fees n a per-unit basis.


OUR  COMPETITION:

The need to increase the disc storage capacity fivefold and, in fact, tenfold is well established. Consumers are ready to move into a new TV era-the era of HDTV movies and broadcasts. The Federal Communications Commission voted to require electronics manufacturers to include digital tuners in all new television sets by 2007 -- the agency's strongest action to speed the federally required conversion to digital television. While High Definition sports and entertainment can now be viewed on TV, there is still no cost effective, pre-recorded HD DISC which has sufficient capacity to play back high definition motion pictures and other HD applications.



A DVD can only record data on a maximum of two layers since an increase in the number of layers in the disc increases the interlayer crosstalks and the data cannot be read properly. Today a standard 120 mm single layer disc is limited to its current capacity of 4.7GB single layer or 8.5 GB dual layer.


The existing CD-DVD infrastructure is based on RED LASER, which is highly cost effective, since it is easily produced by hundreds of firms all over the world. The entire disc infrastructure involving manufacturing equipment including mastering and replicating processes have been created to accommodate Red Laser, with billions of investments by the industry and consumers to date.


To substantially increase the storage capacity in this paradigm, our competitors Giants such as Sony and Toshiba along with other members of their consortium are trying to change to a new technology based on BLUE LASER, which has a shorter wavelength of 405 nanometers as compared to 650 nanometers of the red laser. This makes it possible to focus the laser beam with more precision, thus making information pits smaller and in consequence enabling to hold more data on the disc. In essence, Blu-Ray replaces the current DVD red laser optical reader with a blue one. However, on the downside, BLUE LASER, by itself is far more expensive and difficult to manufacture, and can be produced for the time being, only by one or few firms in the globe. Besides all associated disc and players manufacturing industry-one of the largest consumer good branches of the Global economy- would be required to refurbish their entire infrastructure to accommodate BLUE LASER.

Our VMD technology is not platform limited. We anticipate it can be adapted to any optical storage formats proposed. We believe that up to the capacity of 50 GB Red Laser VMD will be expedient and relatively cheap. We Anticipate that in 2007, when the blue laser becomes more reliable, for greater capacities and first and utmost for VIDEO ON DEMAND (over 100GB), Blue laser Multi-layer Discs-Blue Laser VMD- will be developed along traditional lines. The objective is not to over burden the process by placing higher and higher density of pits on a disc that impose unfeasible stringent tolerances on disc flatness, numerical apertures, tilt margins etc., but achieving the capacity levels through multi-layering. This will enable maintaining the density on each level in reasonable limits, thus providing "soft" tolerances for all the parameters and keeping cheap and simple manufacturing technology.


FORWARD  LOOKING  STATEMENTS

Some of the information in this 8-K Report or the documents we incorporate by reference in this 8-K Report may contain forward-looking statements. You can identify forward-looking statements by the use of forward-looking language such as "will likely result," "may," "believes," "is expected to," "is anticipated to," "is forecasted to," "is designed to," "plans to," "predicts," "seeks," "estimates," "projects," "intends to" or other similar words. Important factors that could cause actual results to differ materially from expectations include:

..  failure  to  raise  sufficient  capital  to  fund  business  operating plans;

.. market conditions and demand for new optical storage Media development and storage technology;

.. our competitors' ability to successfully develop new technologies to satisfy demand for data storage;

.. difficulties in achieving sales, gross margin and operating expense targets based on competitive market factors;

.. difficulties in competing successfully in the markets for new products with established and emerging competitors;

..  difficulties  with single source supplies, product defects or product delays;


.. difficulties in forming and maintaining successful joint venture relationships;

.. difficulties in obtaining, maintaining and using intellectual property protections;

..  changes  in  data  storage  technological  protocols  and  standards;

.. difficulties in state, federal, foreign and international regulation and licensing requirements;

..  litigation  actions  by  directors,  employees,  investors  and  others;

..  limited  operation  and  management  history;

..  dependence  on  key  personnel;

..  other  factors  discussed  in  this  8-K  Report



INTELLECTUAL  PROPERTY  PROTECTION:

     The first comprehensive patent titled "Multi-layer quasi-reflective media and method of its manufacturing" has been filed initially as a provisional US patent application with the enlarged version prepared as regular PCT & US application which has been submitted in 2003. This patent covers the basic technological principles and processes of manufacturing of VMD. In addition, as per the acquisitions of MultiDisc and TriGM International S.A. we acquired a portfolio of researched and isolated patentable inventions related to VMD technologies for which we plan to apply for patent protection in the future. It is also expected that we will develop new derivative concepts, as well as supplementary technological solutions and processes, resulting in patents and/or know-how, which will be expanded upon and enhance the original VMD concept and intellectual property.

GENERAL  RISKS:

With the acquisitions of the VMD business and intellectual property assets, We are subject to certain risks and uncertainties. In considering whether to acquire our common stock, you should carefully consider the risk factors described below. You should consider these risk factors, together with all of the other information in this 8K and the documents we have incorporated, before you decide to purchase shares of our common stock.

The following risks and uncertainties are not the only ones we face. Risks and uncertainties which either we do not know about or we currently believe are immaterial may also materially impair our business operations. If any of the following risks occur, our business, results of operations, financial position or cash flows, could be materially adversely affected. In that event, the trading price of our common stock could decline, and you may lose all or part of your investment.

TECHNOLOGY  RISKS

We have no history of revenue, and expect to continue to incur operating losses until such time as our first generation products achieve commercial acceptance.

We have no revenue history and therefore we have not achieved profitability. We expect to continue to incur operating losses for the foreseeable future at least until such time the first generation products are commercialized, and only provided we are able to generate fees through royalty agreements and joint venture agreements. Any fees we could potentially generate would most likely not occur until and unless the actual products are produced after validation of the industrial prototype.

We have never generated any revenues or profits, and there is no assurance that, in the future, we will be profitable on a quarterly or annual basis. We anticipate that we will continue to incur losses until, at the earliest, our first generation of products achieve commercial acceptance and we generate enough revenue from the sale or licensing of our products to offset our operating costs. We have limited capital resources.


OUR  LIMITED  OPERATING  HISTORY  MAKES  IT  DIFFICULT TO EVALUATE OUR BUSINESS.

We have not yet generated any revenues from the sale of products. We are at the initial prototype level. We do not anticipate generating material revenue from the sale of products in the foreseeable future. Accordingly, there are no meaningful period-to-period comparisons of our operating results from which to evaluate our performance. The lack of performance history of our products, our limited forecasting experience and processes and the emerging nature of our target markets makes forecasting our future sales and operating results difficult.


We cannot assure you that any revenues generated in the future, if any, will be sufficient to finance the complete cost of our research and development. We will require significant additional funds before we achieve positive cash flow from operations. Our future capital requirements and profitability depend on many factors, such as the timely success of product development projects, the timeliness and success of joint venture and corporate alliance strategies and our marketing efforts. Terms on which we may raise additional capital may include restrictions that could create difficulties in obtaining future financings, limit our options for changing the business and cause substantial cash flow problems. Any equity raises of additional stock or convertible debt financing which we obtain, if any, could result in substantial dilution to stockholders.

WE  WILL  NEED  TO  RAISE  ADDITIONAL  FUNDS  WITHIN  THE  FIRST  SIX  MONTHS.

We have relatively significant operating capital needs and only very limited capital resources. The $200,000 to be raised in this offering will last only a very short period of time. WE WILL NEED TO RAISE SEVERAL MILLION IN ADDITIONAL CAPITAL TO SUSTAIN OPERATIONS.

There can be no assurance that we will be able to raise additional cash if our cash resources are exhausted. Our ability to arrange such financing in the future will depend, in part, upon the prevailing capital market conditions as well as our business performance and the success of our prototypes and products.

OUR PRODUCTS ARE STILL IN THE DEVELOPMENT STAGE AND HAVE NOT YET GAINED COMMERCIAL ACCEPTANCE.


RISKS  IN  COST  ESTIMATES  FOR  FUTURE  MASS  PRODUCTION:

These risks are the most difficult to assess at this stage of development. Changes might occur in the estimated cost of equipment needed for commercial VMD mass production and distribution. An important attribute of our technology is that it is based on standard red laser technology which we believe will result in minimum infrastructure costs as opposed to the competing Blue-Ray products, which are believed to require significant infrastructure costs. This is the most important competitive edge we may have over industry giants such as Sony and the Blu-Ray consortium, and other giants such as Toshiba and NEC, and others. In the event the cost for mass producing the products proves to be materially more expensive than anticipated it may cause the product to be to too expensive as a result of the higher than anticipated production cost, and thus less competitive with the Blu-Ray products or other products developed by industry giants such as NEC and Toshiba which may have a material adverse effect on our company and on the price of our stock.

INTELLECTUAL  PROPERTY  RISK:


WE CANNOT ASSURE YOU THAT WE WILL SUCCESSFULLY PROTECT OUR VMD TECHNOLOGY AND ENFORCE OUR INTELLECTUAL PROPERTY RIGHTS.


Intellectual property Risks - Our initial patent application has not yet been fully assessed by a patent office, so there is still a possibility, that some prior art or similar recent application may be found that would significantly reduce the value of intellectual property which would have a material adverse effect on our company and the price of our stock.

We have applied for our initial patent entitled MULTILAYER REFLECTIVE INFORMATION CARRIER AND METHOD FOR MANUFACTURING THEREOF. In addition, as per the acquisitions of MultiDisc and TriGM International S.A. we acquired a portfolio of researched and isolated patentable inventions which include various components of VMD technologies for which we plan to apply for patent protection in the future. Although the scientific team believes that all of the inventions are novel and merit patent protection, there is no assurance that patents will be granted for each or any of these inventions. Failure to receive patent protection on these inventions may have an adverse effect on our company and on the price of our stock.

We expect to develop trade secrets and may seek patent or copyright protection for trade secrets. We cannot assure you that we will develop trade secrets or seek patent or copyright protection for any or all of them. We have entered into and intend to enter into confidentiality and non-disclosure agreements to protect one or more trade secrets which we or our employees or independent contractors may develop, but we cannot assure you that we will do so or that the appropriate parties will maintain the confidentiality necessary to protect our trade secrets. A failure to maintain one or more trade secrets could have a material adverse impact on us.

We may offer products in the U.S. and in foreign countries based on the patented Reflective Multilayer Disc (VMD). However, certain countries in the Pacific Rim and elsewhere may not offer the same degree of intellectual property protection that the U.S., European Community and Japan afford. Therefore, we may be unable to enforce our patent rights in those jurisdictions, even if we are able to obtain intellectual property rights.

We cannot guarantee that any patents, copyrights, trade secrets, trademarks or domain names that we develop or obtain will provide sufficient protection to us. Furthermore, we cannot assure you that other parties will not challenge the validity of our intellectual property results or that other parties will not assert affirmative defenses to infringement or dilution. If another party succeeds in developing optical data storage technology comparable to VMD without infringing, diluting, misusing, misappropriating or otherwise violating our intellectual property rights, our financial condition may materially suffer.

In the future, a court, patent office or other authority may deem one of our employees or contractors and not us to be the legal owner of one or more patents, patent applications or other intellectual property, which is material to protecting our data storage technology. Our Agreement with PG Engineering S.A. and as well as their Agreement with subcontractors require that their employees and contractors assign to us all right, title and interest in and to the intellectual property that was developed for us. However, we cannot assure you that we will obtain legal ownership of one or more licenses to use the intellectual property, which an authority deems to be the property of our employee or contractor, on satisfactory terms. Our failure to obtain the legal ownership of, or one or more licenses to use, the intellectual property may have a material adverse effect on our business or financial results.

WE MAY REQUIRE ADDITIONAL TECHNOLOGY IN ORDER TO SUCCESSFULLY DEVELOP AND LICENSE OUR TECHNOLOGY.

We believe that we have researched a substantial amount of technology for our products for which we intend to seek patent protection. However, we may need to develop or acquire some additional technology in order to produce products that are ready for commercial sale or licensing. If we cannot develop the additional technology that we need in order to be able to sell the products, we may have to purchase technology from others. We cannot promise or accurately forecast whether we will succeed in performing these acquisitions.

BUSINESS  RISK:

DEPENDENCE  ON  KEY  PERSONNEL

We depend upon certain key personnel, and we may become unable to maintain or attract, knowledgeable and experienced personnel vital to our financial success.


In order to succeed, we depend upon our ability to attract and retain highly qualified technical and management personnel, including experts in the field of optical storage technology and the sciences underlying such technology. We cannot assure you that we will be able to attract and retain the qualified personnel we need for the business. We have entered into an Agreement with PG Engineering, S.A. for the research and development of the prototypes and Commercializing the Products. Should any of the required crucial scientists leave PG Engineering our research and development efforts and capabilities might be adversely impacted. A departure of required scientist could delay our ability to successfully market or bring our products to market. Qualified scientists and other technical personnel are in high demand and are often subject to competing offers. We face competition for such personnel from other companies, research and academic institutions, government entities and other organizations. We do not currently maintain "key man" insurance for any personnel. We have attempted to retain our key personnel, by providing them with attractive incentive packages, which include competitive salaries and stock option grants. However, we cannot assure you that these incentives will guarantee retention of our key employees.


WE  MAY  BECOME  FINANCIALLY  DEPENDENT  ON  ONE OR A SMALL NUMBER OF CUSTOMERS.

Because we are a research and development company, we have not developed a customer base for our products. We hope to establish joint ventures and licensing arrangements with strategic partners to license VMD technology. In the future, it is possible that we, the joint ventures and licensees will have sales to one or a small number of customers which equal ten percent or more of our consolidated revenues. This would subject us to depending on that supplier or joint venture partner, which could have an adverse effect on our company and on the price of our shares.

CONCENTRATION OF OWNERSHIP OF OUR COMMON STOCK AMONG THE SHAREHOLDERS TO WHOM WE ISSUED SHARES IN EXCHANGE OF THE VMD ASSETS, INCLUDING NEWLY APPOINTED OFFICERS AND DIRECTORS, MAY PREVENT CURRENT AND NEW INVESTORS FROM INFLUENCING SIGNIFICANT CORPORATE DECISIONS.

Pursuant to the acquisitions of the business and VMD Technology assets, we issued an aggregate of 72,605,776 shares in exchange of the VMD assets and for the scientific team who will be developing the prototypes and products. Prior to the acquisitions, our outstanding common shares was 19,541,444. Following the acquisitions, the outstanding shares were 92,147,220 common shares outstanding Of which 79% percent of the shares are owned by the shareholders and designees Of MultiDisc, Ltd. TriGM International S.A. and PG Engineering S.A. In addition, these shareholders have the ability to influence or control the management of our day-to-day operations, business and affairs. Accordingly, this concentration of ownership may harm the market price of our common stock by: many corporate decisions including but not limited to delaying, deferring or preventing a change in control in us; impeding a merger, consolidation, takeover or other business combination involving us; or discouraging a potential acquirer from making a tender offer or otherwise attempting to obtain control of us. Further as a result of this investment by May Ltd. who already owns 23,304,249 common shares, May Ltd. will now own 33,304,249, further increasing the number of shares owned by company affiliates. The beneficial owner of May Ltd. is Ann Kellgren. Ann Kelgren's spouse is Victor Danenza who is a controlling person of our company and who currently commands two board seats held by his designees, which comprises half of the Board of Directors.

 PROVISIONS OF CORPORATE LAW AND OUR CERTIFICATE OF INCORPORATION COULD DETER TAKEOVER ATTEMPTS.

The provisions of the corporate law of our state of incorporation and our certificate of incorporation could make it more difficult for a third party to acquire control of us, even if the change of control would benefit the stockholders.

COMPETITION:

          The market for our technology is very competitive, is subject to rapid technological changes and varies for different individual products. We believe that there are potentially many competitive approaches being pursued in competition to our technology, including some by private companies for which information is difficult to obtain. Most all of our competitors have significantly greater resources, more product candidates and have developed product candidates and processes that directly compete with our technology. Our competitors may have developed, or could in the future develop, new technologies that compete with our technology or even render our technology obsolete. Our technology is designed to produce high capacity, next generation discs that could effectively compete with the current blue-ray products being produced by Industry Giants such as Sony, NEC, Toshiba, etc. Even if we are able to demonstrate improved or equivalent results, researchers and practitioners may not use our technology and we will suffer a competitive disadvantage. As a result, we may be unable to compete successfully in the market place which could have a material adverse effect on the price of our stock.

INDUSTRY  RISKS:

OUR  EXPECTED  PRODUCTS MAY BE SUBJECT TO VARIOUS LEGAL AND REGULATORY CONTROLS.

We are unaware of any particular electrical, telecommunication, environmental, health or safety laws and standards that will apply to our products. While we do not anticipate special regulations of our products, we cannot assure you that we will not have to comply with laws and regulations of domestic, international or foreign governmental or legal authorities. Compliance with these laws and regulations could have a material adverse affect on us.

WE FACE INTENSE COMPETITION IN THE HIGH CAPACITY OPTICAL MEDIA AND NEXT GENERATION DATA STORAGE INDUSTRY:

Philips, Sony and other members of the DVD Forum are aggressively working on an alternative solution for HD video packaging known as "Blu-Ray" technology. In essence, Blu-Ray replaces the current DVD red laser optical reader with a blue one. While the shorter wavelength of blue light gives it the resolution needed to read much smaller pits, and hence provides for an increase in data capacity on the disc, it does mean a departure from current red laser technology with concomitant technical risks and additional costs. Additionally, we estimate that there are numerous enterprises currently researching, developing or producing other types of next generation DVD technology, which we consider to be our material competitors. We expect that some competitors will continue to have significant market shares. Our competitors may further increase their market shares through mergers, acquisitions and research and development.

While we believe that VMD products and joint venture and licensing strategies will result in competitive advantages, we cannot assure you that we will obtain or maintain any of such advantages over time. Furthermore, we cannot assure you that a competitor will not invent a superior technology, or that our products and services will be able to penetrate the data storage market. Many of our current and potential competitors have or may have advantages over us such as greater financial, personnel, marketing, sales and public relations resources.

Existing or future competitors may develop or offer products that provide significant performance, price, creative or other advantages over products that we offer.

WE MAY BE UNABLE TO OBTAIN SUFFICIENT COMPONENTS ON COMMERCIALLY REASONABLE OR SATISFACTORY TERMS, WHICH MAY HAVE A MATERIAL ADVERSE IMPACT ON OUR FINANCIAL CONDITION.

It is common in the data storage technology manufacturing and assembly industry for certain components to be available only from a few or sole-source suppliers. We cannot assure you that the key components for future products will be available from more than a few suppliers. Therefore, we, our joint ventures and our licensees may experience difficulty in obtaining a sufficient supply of key components on a timely basis. We hope to develop relationships with qualified manufacturers with the goal of securing high-volume manufacturing capabilities, thus controlling the cost of current and future models of our future products.

We cannot assure you that we will be able to obtain a sufficient supply of components on a timely basis or on commercially reasonable terms. The same supply and cost problems could adversely affect our sales of products. The inability to obtain sufficient components and equipment, to obtain or develop alternative sources of supply at competitive prices and quality or to avoid manufacturing delays, could prevent joint ventures from producing sufficient quantities of our products to satisfy market demand. Additionally, in the case of a component purchased exclusively from one supplier, joint ventures could become unable to produce any quantity of the affected products until the component becomes available from an alternative source. These problems could cause delays to product shipments, thereby increasing the joint venture's material or manufacturing costs or causing an imbalance in the inventory levels of certain components. Moreover, difficulties in obtaining sufficient components may cause joint ventures and licensees to modify the design of our products to use a more readily available component. These design modifications may also result in product performance problems. Any or all of these problems 8 could result in the loss of customers, provide an opportunity for competing products to achieve market acceptance and otherwise adversely affect our business and financial results.

Due to potential intellectual property claims and litigation that parties may initiate against us, we may suffer economic losses and become unable to research, develop or license the sale or manufacture of the technology.

As is typical in the data storage industry, other parties may in the future notify us of claims that may be infringing, diluting, misusing, misappropriating or otherwise violating our intellectual property rights. It is impossible to predict the outcome of such potential claims, and we cannot assure you that the relevant authorities will resolve the potential claims in our favor. We also cannot assure you that an unfavorable resolution of a claim will not have a material adverse effect on our business or financial results. In particular, there has been significant litigation in the data storage industry relating to infringement of patents and other intellectual property rights. We cannot assure you that future intellectual property claims will not result in litigation. If another party were to establish infringement, dilution, misuse, misappropriation or any other intellectual property rights violation, we or our joint ventures might have to pay substantial damages, or courts might enjoin us from developing, marketing, manufacturing and selling the infringing products in one or more countries. In addition, the costs of engaging in intellectual property litigation can be substantial regardless of outcome. If we seek licensure for intellectual property that we cannot otherwise lawfully use, we cannot assure you that we will be able to obtain such licensure on satisfactory terms. We might not own intellectual property that we believe we own or that we need in order to successfully research, develop and license our technology.

RISKS  RELATED  TO  OUR  COMMON  STOCK

THE  MARKET  FOR  OUR  COMMON  STOCK  MAY  BE  ILLIQUID.


Historically the trading volume of our common stock has been nominal. There can be no assurance that volumes will increase to a consistently higher level or that holders of the shares will be able to sell their shares in a timely manner or at all.

WE  MAY  EXPERIENCE  VOLATILITY  IN  OUR  COMMON  STOCK  PRICE.

The stock market and especially the stock prices of technology companies have been very volatile. This volatility may not be related to the operating performance of the companies. The broad market volatility and industry volatility may reduce the price of our common stock without regard to our operating performance. The market price of our common stock could significantly decrease at any time due to this volatility. The uncertainty that results from such volatility can itself depress the market price of our common stock.


We do not expect to generate cash flow from operations for the foreseeable Future. Consequently, we will be required to raise additional capital against the issuance of equity which will cause dilution to existing shareholders. There is no assurance that we will be successful in raising additional capital under acceptable terms.

DOUBT ABOUT OUR ABILITY TO CONTINUE OPERATIONS AS A "GOING CONCERN"; YOU MAY LOSE ALL OF YOUR INVESTMENT IF WE ARE UNABLE TO CONTINUE OPERATIONS.

Our ability to continue as a going concern is subject to substantial doubt given its current financial condition and requirements for additional funding. There can be no assurance that we will be able to obtain sufficient funds to continue the development of and, if successful, to commence the sale of our products and services under development. As a result of the foregoing, we anticipate that our auditors will express substantial doubt about our ability to continue as a going concern. If we cannot continue as a going concern, then you may lose all of your investment.

WE  ARE  CONSIDERED  A  PENNY  STOCK

Our stock is characterized as a Penny Stock which has a huge adverse effect on the price and liquidity of our stock. The regulations relating to penny stocks limit the ability of broker-dealers to sell our common stock and thus affect the ability of shareholders to sell their common stock in the secondary market which may have a material adverse effect on the price of our stock.

INVESTORS WHO NEED IMMEDIATE OR FUTURE INCOME SHOULD REFRAIN FROM THE PURCHASE OF OUR COMMON STOCK.

We do not intend to pay dividends to the holders of our outstanding common stock in the foreseeable future. Investors who need immediate or future income by way of dividends from their investment should refrain from the purchase of our common stock.


DIRECTORS  AND  EXECUTIVE  OFFICERS

 Name  Age  Position
-------------------  ---  --------------------------

  Ethel  Schwartz  54  Chief  Executive
  Officer,  President  &  Director

  Dr.  Alex  Libin  59,  Chief  Operations  Officer,  Director
  Irene  Kuan,     48,  Treasurer,  Chairman
  Barry  Williamson,    Director

  Yehudit  Hirsch  28  Corporate  Secretary


INFORMATION  CONCERNING  OFFICERS  &  DIRECTORS:

ETHEL SCHWARTZ: CHAIRMAN, CEO & TREASURER: (age 55) Ethel Schwartz is CEO and President of our company on an interim basis for the foreseeable future. Ethel has been President, Chief Executive Officer, and founder of our company since its inception in 1999. Since March 1996, Ethel has been an officer and director of Hyett Capital Ltd which is currently engaged in mergers and acquisitions, & consulting. She is currently employed with Grand Capital Corp. on a part-time basis as a stockbroker where she devotes less than 3 hours per month in her employment. Ethel brings a wealth of knowledge in finance and experience in securities and public Company operations and regulatory compliance, as well as diversified business experience.

DR. ALEXANDER LIBIN: CHIEF OPERATIONS OFFICER: Since 2002, Dr. Libin has been the Co-Director for Sciences, at the Israel Interuniversity Center for Academic Cooperation with CIS, Hebrew University, Jerusalem, Israel. From 1998-2002, he has been a Senior Vice-President for International Management and System
Integration, Memory Devices 1966 Ltd., Rehovot , Israel. From 1995-1998 he was Senior Advisor for Russian Affaires, at The Prime Minister's Office, Tel-Aviv Israel. From 1991-1995 he served as a Secretary, in the Israeli Embassy in Moscow. Dr. Libin brings substantial experience in operations, science and technology, with demonstrated ability to pick major technological issues as prime target and to pursue the transformation of innovative technological ideas into a working final product. Dr. Libin is the father of Yehudit Hirsch.


IRENE KUAN, TREASURER, & CHAIRMAN: Irene Kuan was appointed Chairman and Treasurer effective August 4, 2004. Irene is a qualified accountant and has more than 20 years experience in the accounting profession in the United Kingdom. She has vast experience in audits of large public limited companies and has worked in the Insurance, Investments, Property and Retail Management industries. From November 2003 to the Present she has been employed by Visson Technologies U.K as Finance Director. From May 2003, until November 2003 she was on a Sabbatical. From August 2, 2002 to May 2003, she was employed as an accountant and financial consultant to Euromaz Group. From April 2002 to until August 2002 , she was self employed in Real Estate renovation. From December 2001 to April 2002 Irene was employed by Hardy Underwriting Group where she served in a finance operations capacity. From April 1991- November 2001 she was employed by Arig Insurance company Limited from in an Accounting & operations capacity. She has worked at management level in the United Kingdom for the last 8 years and is now at Board holding several finance directorship of UK companies, including a public company. Irene will manage the company's finances and will contribute towards the company's future expansion plans. Irene currently hold finance directorship in the following companies: Silicon Valley Plc, Visson Displays Limited, HD Clearview Limited, Siptelcom Limited Wilton Business Solutions Limited, & Wilton Claims Ltd.

Barry Williamson was appointed Director of our company since September 13, 2004. Mr. Williamson has been the President and principal owner of Williamson & Co., a U.K Real estate entity engaged in sales, rentals, & construction, & raising the finance for the multimillion pound developments he has been involved in. Mr. Williamson is a Fellow of The Chartered Management Institute, Fellow Institute of Sales & Marketing Management, and a Member of The Land Institute. Williamson and Co also runs an executive head hunting and recruitment placing specialized persons in jobs in the Middle East.


YEHUDIT HIRSCH: SECRETARY: Yehudit received her law degree from Tel Aviv University School of law in March 1999, and finished her studies toward LLM degree in NYU School of Law in 2003. From May 2000 to July 2002, she practiced law as an associate at M. Seligman &Co, one of Israel most prominent law firms. Upon graduation from Tel Aviv University Law School, Ms. Hirsch was employed as a Post Graduate Trainee for the period of the mandatory legal training (Law Clerck), by I. Amihud Ben-Porath, Hamou &Co, in Tel Aviv. During the last year of her studies, Ms. Hirsch has clerked for Hon. Justice Asher Grunis at the Tel-Aviv District Court (lately appointed to the Israeli Supreme Court. Yehudit has extensive experience in corporate, business, labor, and employment law.
Yehudit  is  the  daughter  of  Dr.  Alex  Libin.
EXECUTIVE  COMPENSATION  POLICY

The Board of Directors approves the compensation of our executive officers, including salaries, bonuses and stock option plans. The policy of the Board of Directors is to maintain executive compensation at levels that will permit us to attract, motivate and retain individuals with superior managerial abilities. The levels of compensation are intended to reward individual initiative and achievement, while motivating our executives to increase shareholder value by improving our performance and profitability. In reviewing salaries, the Board of Directors considers factors such as the responsibilities of the position, corporate progress toward achieving objectives and individual performance, experience and expertise. In determining our executives' overall compensation, the Board of Directors also reviews certain compensation levels at other companies because the Board of Directors believe that we compete for executive talent with companies in addition to those in our peer group.

Since our Company has always had a limited budget, our Chief Executive Officer received her compensation in the form of restricted common stock in lieu of a cash salary based on the fair market price of restricted stock at time of issuance in accordance to the Schedule below:


EXECUTIVE  COMPENSATION  HISTORY:

From the inception of our Company, Ethel Schwartz has not been paid any cash salary. She has, however, been compensated in company shares issued to her based on the fair market value for restricted stock at the time of the issuance, in lieu of cash salaries for services rendered to the Company as follows:

Services  Period  Compensation


From:     To:     Fair  Market  Value     Price     Shares
8-99     10-01     $150,000     .03375     4,444,444
10-01     10-02         50,000     .025     2,000,000
10-02     12-03         62,000     .0559     1,112,000


The issuance of these shares, and the stock options described below, constitutes the only compensation Ethel has received from our company since its inception.

Stock  Options

We did not grant stock options in 1999. Likewise we have not granted stock options in 2000.

2001  STOCK  OPTION  PLAN:
On January 14, 2004, via consent of 78% of the shareholders of our Company the 2001 Stock Option Plan was ratified.

Pursuant to our 2001 stock option plan, we granted stock options to various officers and directors as follows:

5,000,000 stock options granted to Ethel Schwartz, CEO. Options are exercisable at .045. which is the fair market price on the day the options were granted. Options are valid until 2008.

2,000,000 stock options granted to Eva Beilus, Secretary & V.P. Options are exercisable at .045. which is the fair market price on the day the options were granted. Options are valid until 2008.

1,000,000 stock options granted to Hyman Schwartz, Director. Options are exercisable at .045. which is the fair market price on the day the options were granted. Options are valid until 2008.


TRANSFER BY WARRANT HOLDERS PURSUANT TO THE 2001 STOCK OPTION PLAN OF 37.5% OF WARRANTS UNDERLYING THE 2001 STOCK OPTION PLAN, TO THE SELLER.

To induce the Sellers to enter into an Asset Purchase Agreement with our company, all of the option holders of our 2001 stock option plan agreed to transfer to the Seller and/or their designees, on a pro-rata basis an aggregate of 37.5% of the warrants issued to each, underlying the 2001 stock option plan. Accordingly the option holders position following the transfer will be as follows:

Option  Holder
2001 Stock Option Plan Transferred Position After Option Holders Original Issuance To Seller Closing

Ethel  Schwartz     5,000,000     1,875,000     3,125,000
Eva  Beilus     2,000,000     750,000     1,250,000
Hyman  Schwartz     1,000,000     375,000        625,000


We  did  not  grant  any  stock  options  for  2002,  and  2003

2004  STOCK  OPTION  PLAN:

     The  2004  Stock Option plan expired on March 31, 2004 No awards were made.

FUTURE  EXECUTIVE  COMPENSATION:

We have not entered into any employment agreements with any of our executive staff for future compensation.

CERTAIN  BENEFICIAL  OWNERS:

The following table describes, as of the close of the Acquisitions, the beneficial ownership of our Common Stock by persons known to us to own more than 5% of such stock and the ownership of Common Stock by our directors, and by all officers and directors as a group.




SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS & MANAGEMENT REFLECTING THE ACQUISTIONS

Identity  of Stockholder Percentage of Or Entity Shares Owned Shares Owned   (1)




Ethel  Schwartz     12,534,444     (2)     13%
 -------------------  -----

Southwark  Properties      6,009,778                 (3)  (4)     .06%
--------------------  -------------------  -----
May  Ltd                      23,304,249                (3)  (4)     24%
--------------------  -------------------  -----
TriGM  International.     22,442,999                 (5)            23%
--------------------  -------------------  -----
Jasopt  Pty  Ltd.            5,000,000                (6)            5%
All  Officers  &
Directors  as  a
Group                        12,534,444                  (2)            13%
--------------------  -------------------  -----

1) Pursuant to the rules and regulations of the securities and exchange commission, shares of common stock that an individual or entity has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purposes of computing the percentage ownership of such individual or entity, but are not deemed to be outstanding for the purposes of computing the percentage ownership of any other person or entity shown in the table.


(2) Includes 8,484,444 common shares owned by Ethel Schwartz, CEO. Additionally Hyman Schwartz (a former director) owns 300,000 common shares. In addition Ethel Schwartz owns 3,125,000 warrants underlying the 2001 stock option plan, and Hyman owns 625,000 of the warrants underlying the 2001 stock option plan. Hyman is Ethel's spouse.

(3) (4) Ann Kellgren has controlling interest and is the beneficial owner of all of the shares for both May Ltd. and Southwark Properties. Ann was an original investor in MultiDisc, Ltd.

(4) Sergei Litvak is the authorized signatory and has controlling voting power of of 29% of Tri GM International and has voting agreements with holders of additional 24.5% of their shares.

CERTAIN  RELATIONSHIPS  &  RELATED  TRANSACTIONS:

In accordance to the acquisition agreement with MultiDisk, we were required to repay a loan to Visson at closing for the amount of $84,000, included a loan of $77,500 plus additional expenses incurred by Visson on behalf MultiDisk prior to the consummation of the acquisition. Victor Danenza, spouse of Ann Kellgran, a company affiliate, is a substantial beneficial owner Visson. Furthermore, in accordance to our Agreement with MultiDisk, a sum of $87,000 is owed to May Ltd., which we are required to pay after the Company raises $500,000. May Ltd is an affiliate of our company. In August 2004 we re-established a U.K. Office to focus on business Development. We signed a month to month lease for approximately 1399 British Pounds per month which is approximately $2,600 per month with Triband Global Limited. Triband Global Limited is owned By Victor Danenza, the spouse of Ann Kellgren who is an affiliate of our company. Victor Danenza has a substantial beneficial ownership in May Ltd. Victor Danenza is a control person of the company and his designees occupy half of the board of directors.

MANAGEMENT   DISCUSSION  AND  ANALYSIS

We are a development stage company currently engaged in the development of our proprietary technology, VMD (Versatile MultiLayer Disc), next generation, high capacity high definition discs & players capable of playing High Definition content such as movies, sporting events, and other HD applications.

As of September 30, 2004 we have completed the initial first-generation product prototype of prerecorded 120 mm Red Laser 20GB VMD (Multilayer Video Disc), providing 180 minutes of High-Definition (1080i) Video Content in full MPEG-2 format. We anticipate that in 2005 we will achieve six layers yielding 30GB of storage capacity with bit rates up 60 Mbs maximal, capable of playing High Definition content for both HDTV and Digital Cinema on a single VMD Player. We are currently conducting a series of road shows across the globe to demonstrate the VMD products to select groups at various times and locations to be announced. During the quarter ending 12-31-2004, the company completed the development of the VMD product from its prototype stage.

The company's plans for 2005-2007 include building cost-effective red laser VMD-ROM and VMD-R (recordable) systems with up to 50GB storage capacity for HDTV and Digital Cinema. At the same time the company plans to begin developing Blue Laser VMD with 200GB capacity on each disc for high-end Digital Cinema and Video-On-Demand (VOD) applications.

On August 8, 2004, we received a $1,000,000 investment from a single, accredited Investor against the issuance of 5,000,000 common shares. Shares are subject to Rule 144. In August we re-established a U.K. Office to focus on business Development. We signed a month to month lease for approximately 1300 British Pounds per month.


LIQUIDITY  &  CAPITAL  RESOURCES:

We intend to meet our long-term liquidity needs through available cash and cash flow as well as through additional financing from outside sources. We are attempting to raise additional funds in equity financing with private investors. As of April 07, 2005 no agreements have been undertaken to obtain any funding Other than the investment described herein.

RESULTS  OF  OPERATIONS  FOR  THE  THREE  MONTHS  ENDING  12-31-2004

We  have  generated  no  revenues  since  inception.

Research & Development: During the quarter ending 12-31-2004 we spent approximately BP 110,004 Equivalent to approximately $205,500 USD for Research & Development, plus associated costs including travel related R&D amounted to BP 17,081 - USD equivalent $32,037 and R&D related equipment amounting to BP 7833, USD Equivalent $14,691. Total R&D $252,228 USD equivalent.

General  and  Administrative  Expenses:

General & Administrative UK Office- Consulting Fees BP 15,080- USD $28,296 Travel & Related BP 18,079- USD$ 33,928, Rent BP 6,272- USD $11,774 Equipment 4,942 USD 9269 Total UK Office Administrative $83,267.

NY Office- public company expenses & NY Administrative Total $4,283, Consulting Germany, $8,593 Consulting Israel $ 9,175, Approximate Total Administrative Expenses $105,318

PROFESSIONAL FEES: legal & Accounting $3,455 Patents $1,170 website 500, Outside
Consulting:  $121,404

The company plans to begin production of VMD discs and drives in early 2005. In order to gear up for production, the company will need to raise additional capital to finance the manufacturing facility and engineering teams. The company is currently in discussions with several possible sources of funds. As of the date of this PPM no definitive agreements have been entered into. There is no assurance that the company will enter into an agreement for funding, or that funding will be available at an acceptable cost of funds. In the event the company is unable to raise the necessary funds, it will be forced to significantly curb its activities in order to preserve its capital.


                 COMMITMENTS  AND  CONTINGENCIES

The Company has entered into several ongoing consultancy agreements with various individuals and companies. Monthly payments are approximately $10,000 per month In August we re-established a U.K. office to focus on business Development. We signed a month to month lease for approximately 1300 British Pounds per month



SHARES  ELIGIBLE  FOR  FUTURE  SALES:

In addition to shares issued to founders and to insiders which are eligible for resale in accordance to Rule 144, a significant portion of the 72,605,776 shares issued pursuant to the acquisitions herein described have become eligible for resale pursuant to Rule 144. In addition, other exemptions may be available for sales of such restricted securities held by non- affiliates. In July 2004, the company issued an additional 5,000,000 shares to an accredited investor. These shares will be eligible for resale pursuant to Rule 144 after a one year holding period. The company also issued 875,000 to a Consultant, which shares are subject to registration.

Shares of common stock underlying Warrants issued to original subscribers and other parties Exercise prices range from .25 to $1.50 10,603,000
Shares underlying the Warrants issued pursuant to the 2001 Stock Option Plan Exercise price is .045 8,000,000


VOTE  BY  CONSENT  OF  SHAREHOLDERS:

Via consent of 78% of the shareholders of New Medium Enterprises, Inc. the following Items have been voted upon on and consented on January 14, 2004:

(i) Acquisition of the assets of MultiDisk, LTD as reflected in the Agreement dated January 5th, 2004;

(ii) Entering into a service Agreement with P.G. Engineering S.A. as reflected in the Agreement dated January 6th, 2004;

(iii) Acquisition of the assets of TriGM International as reflected in the agreement dated January 6th, 2004;

(iv) The amendment of NMEN's Certificate of Incorporation to increase the authorized shares of the company from 100,000,000 to 200,000,000 million;

(v)  The  approval  of  the  2001  stock  option  plan

(vi)  The  approval  of  the  2004  stock  option  plan.

(vii)  Election  of  the  following  Directors:
  Ethel  Schwartz,  Chairman  &  CEO
 Dr.  Alex  Libin,  Chief  Operations  officer,  &  Director

EVENTS  SUBSEQUENT  TO  THE  ACQUISITIONS:

On July 15, 2004, the Company announced successful completion of its first-generation product prototype of prerecorded 15GB VMD (Versatile Multi Layer Disco), providing 150 minutes of High-Definition (1080i) Video Content in MPEG-2 format.

On August 4, 2004, the Company issued 5,000,000 common shares to an accredited investor in exchange of $1,000,000 investment.

On  August  4,  2004,  the  Company named Irene Kuan as Treasurer, and Chairman.

On August 6, 2004 the Company entered into a Consulting Agreement with Business Plans Ltd. for consulting services pertaining to strategic planning, business management, marketing, strategic alliances, and industry contacts. The company paid a fee of $75,000 and issued 875,000 common shares which shares are subject to demand registration.




NON-CUMULATIVE  VOTING

The holders of shares of Common Stock of New Medium Enterprises, Inc. do not have cumulative voting rights, which means that the holders of more than 50% of such outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose. In such event the holders of the remaining shares will not be able to elect any of New Medium Enterprises, Inc.'s directors.

DIVIDENDS
The payment by New Medium Enterprises, Inc. of dividends, if any, in the future rests within the discretion of its Board of Directors and will depend, among other things, upon New Medium Enterprises, Inc.'s earnings, its capital requirements and its financial condition, as well as other relevant factors. New Medium Enterprises, Inc. has not paid or declared any dividends. Due to New Medium Enterprises, Inc.'s present financial status and due to its contemplated financial requirements, New Medium Enterprises, Inc. does not contemplate or anticipate paying any dividends on its common stock in the foreseeable future.

TRANSFER  AGENT

New Medium Enterprise transfer agent is Old Monmouth Transfer Stock Transfer Company, 230 Memorial Parkway, Atlantic Highlands NJ 07716 Tel: 732-872-2727.

WHERE  YOU  CAN  FIND  INFORMATION  ABOUT  US:

We  are  located  at  1510  51  St.  Brooklyn,  NY.  Our  telephone  number  is
718-435-5291.  Our  Fax  Number  is  718-972-6196  Email  Address:
Shareholders@nmen.net. Company Home Page is www.nmen.net. We file all our reports on the Edgar Database of the SEC. You can access all of our filings on www.sec.govEnter New Medium Enterprises, Inc. All of our filings from inception are posted on the SEC website.

TERMS  OF  OFFERING  AND  PLAN  OF  DISTRIBUTION

TERMS  OF  OFFERING

New Medium Enterprises, Inc., a Nevada corporation (the "Company") is offering for sale up to Common Shares on a "best efforts" basis The shares are offered by exemption from registration pursuant to Rules 505 and/or 506 of Regulation D under the Securities Act of 1933, as amended and/or under other federal and state exemptions. The shares are currently traded on the OTC Bulletin Board under the trading Symbol (NMEN). The share offering price is $0.06 Per Share.

In the event that the Shares are not sold within 5 days of the date of this Memorandum, the Offering may be extended for up to an additional 5 days, at the discretion of New Medium Enterprises, Inc

SUBSCRITION  DOCUMENTS  &  WIRE  TRANFER  OF  FUNDS


A completed and signed subscription agreement must be faxed to the Company at the fax number below

New  Medium  Enterprises,  Inc.
1510  51  St.
Brooklyn,  NY  11219
Tel:  718-435-5291
Fax  #  718-972-6196

The subscription document, when approved, will be returned to Subscriber's fax number. Hard copies to follow by both the Subscriber and the Company.

Proceeds from the sale of shares shall be transmitted by wire transfer to the Company at the banking coordinates below:

HSBC  Bank
Account  Name:  New  Medium  Enterprises,  Inc.

The Shares are offered by New Medium Enterprises, Inc. subject to prior sale, when, as and if delivered to and accepted by it, and subject to approval of certain legal matters by counsel. New Medium Enterprises, Inc. reserves the right to withdraw, cancel or modify such offer and to reject any offer in whole or in part. Delivery of the Shares will be made to investor promptly upon receipt of signed subscription document and wire transfer of funds.

In  order to subscribe to purchase the shares, a Subscription Agreement (Exhibit
1) must be completed and the investor must deliver the Subscription Agreement with a wire transfer of funds. Subscriptions may be rejected in whole or in part by New Medium Enterprises, IncAny subscriptions rejected shall be returned to the subscriber. Any funds received for subscriptions rejected by the Company, will be promptly returned to the subscriber.


     INVESTOR  SUITABILITY  STANDARD
Investment in the Shares involves a high degree of risk. (See "RISK FACTORS"). Accordingly, investment in the Shares is suitable only for persons of adequate financial means who have no need for liquidity with respect to their investment and have sufficient net worth to sustain a complete loss with respect to their investment.

     Shares will be sold only to qualified either meet any applicable investor suitability standards imposed by the laws of their state of residence and/or are accredited investors as defined in Rule 501 of Regulation D under the Securities Act. Some states may require that the amount of an investor's investment not exceed 10% of the investor's net worth. In addition, each such investor must have such knowledge and experience in financial and business matters that such investor is capable of evaluating the merits and risks of the investment in New Medium Enterprises, Inc., or is relying upon a qualified offeree representative in making the investment decision.

Under some state securities laws, suitability standards may be different from the foregoing. To assure compliance with these standards, New Medium Enterprises, Inc. may require such written representations from each investor as New Medium Enterprises, Inc. deems necessary or appropriate, including those contained in the Subscription Agreement. New Medium Enterprises, Inc. will further require that each investor agree to indemnify and hold New Medium Enterprises, Inc. harmless from any liability which may arise against New Medium Enterprises, Inc. from or out of any misrepresentation by any investor. Any such representations will be reviewed to determine the suitability of the prospective investor, and New Medium Enterprises, Inc. has the right to refuse a subscription of Common Shares if, in its sole discretion, New Medium
Enterprises, Inc. believes that the prospective investor does not meet the applicable suitability requirements or the Common Shares are otherwise an unsuitable investment for the prospective investor. If any prospective investor is not accepted by New Medium Enterprises, Inc., any funds tendered by such investor will be returned without interest thereon. As noted above, transferability of the Common Shares will be restricted. Once purchased by the investor, no transfer of the Common Shares will be affected unless New Medium Enterprises, Inc. receives an opinion of counsel satisfactory to New Medium Enterprises, Inc., to the effect that such proposed transfer does not violate any state or federal securities laws. In addition, under the laws of certain states, an investor may transfer Shares only to persons who meet similar standards, and New Medium Enterprises, Inc. may require certain assurances that such standards are met. Investors should carefully read the requirements in connection with restrictions relating to the transferability of shares set forth in the Subscription Agreement and elsewhere in this Private Placement Memorandum.

Each prospective investor should obtain the advice of such investor's attorney, tax consultant and business advisor with respect to the legal, tax and business aspects of this investment prior to subscribing for Common Shares.

     INDEMNIFICATION  OF  OFFICERS  AND  DIRECTORS

The Articles of Incorporation of New Medium Enterprises, Inc. provide indemnification of directors and officers and other corporate agents to the fullest extent permitted pursuant to the laws of Nevada. The Articles of Incorporation also limit the personal liability of New Medium Enterprises, Inc.'s directors to the fullest extent permitted by the Nevada Revised Statutes. The Nevada Revised Statutes contain provisions entitling directors and officers of New Medium Enterprises, Inc. to indemnification from judgments, fines, amounts paid in settlement and reasonable expenses, including attorney's fees, as the result of an action or proceeding in which they may be involved by reason of being or having been a director or officer of New Medium Enterprises, Inc., provided said officers or directors acted in good faith.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling New Medium Enterprises, Inc. pursuant to the foregoing provisions, or otherwise, New Medium Enterprises, Inc. has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by New Medium Enterprises, Inc. of expenses incurred or paid by a director, officer or controlling person of New Medium Enterprises, Inc. in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, New Medium Enterprises, Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

EXHIBITS

Exhibit  1,  Subscription  Agreement
Exhibit  3  Annual  Audited  Report  for  Fiscal  Year  Ending  June  30,  2004.
Exhibit  3  Quarterly  Report  for  Period  Ending  12-31-2004




                             SUBSCRIPTION  DOCUMENTS


In the event you decide not to participate in this Offering please return the Confidential Placement Memorandum and the Subscription Documents to the principal office of the Company as set forth below.




                             SUBSCRIPTION  DOCUMENTS

                                    Page


INSTRUCTIONS  FOR  SUBSCRIBING                            2
SUBSCRIPTION  AGREEMENT                                    5
PROSPECTIVE  PURCHASER  QUESTIONNAIRE                   22

INSTRUCTIONS  FOR  SUBSCRIBING

     NO PERSON WILL BE ACCEPTED AS A PURCHASER PRIOR TO A CLOSING OF THE OFFERING. THE COMPANY RESERVES THE RIGHT TO REJECT ANY SUBSCRIPTION, IN WHOLE OR IN PART, OR TO ALLOT ANY PROSPECTIVE PURCHASER FEWER THAN THE NUMBER OF COMMON SHARES SUBSCRIBED FOR BY SUCH PROSPECTIVE PURCHASER. ANY REPRESENTATION TO THE CONTRARY IS UNAUTHORIZED AND MAY NOT BE RELIED UPON.

Please read the Subscription Agreement carefully. In order to subscribe for The Common Shares you must:

     1. Initial the appropriate box(es) in the Subscription Agreement under the Sections "For Qualified Institutional Buyers" or "For Accredited Investors" on pages 10 through 15.

2. Initial the appropriate boxes in the Subscription Agreement on pages 17-19 and 20 and complete item 19(b)(2) (if applicable) and item 19(c).

     3. Sign and complete the appropriate signature page. If you are a resident of Pennsylvania, you must also append your signature in the place provided immediately below paragraph 15(b) on page 16 of the Subscription Agreement.

4. Complete pages 23-30 of the PROSPECTIVE PURCHASER QUESTIONNAIRE, and sign on pages 26, 27, 28 and 29 of the Questionnaire, as applicable.


6 Return the above materials along with payment for the amount of your Subscription to the Company at the following address:

     New  Medium  Enterprises,  Inc.
     1510  51st  Street
Brooklyn,  New  York  11219
Tel:  718-435-5291
Fax:  718-972-6196


Wire  transfers  should  be  coordinated  in  advance  of  transmission.

A completed and signed subscription agreement must be faxed to the Company at the fax number below:

New  Medium  Enterprises,  Inc.
1510  51  St.
Brooklyn,  NY  11219
Tel:  718-435-5291
Fax  #  718-972-6196

The subscription document, when approved, will be returned to Subscriber's fax number. Hard copies to follow by both the Subscriber and the Company.

Proceeds from the sale of shares shall be transmitted by wire transfer to the Company at the banking coordinates below:

HSBC  Bank
Account  Name:  New  Medium  Enterprises,  Inc.

7. Each prospective purchaser may be required to provide such additional information as the Company shall reasonably request. In this connection, please note:

(a) A partnership may be required to provide a copy, among other items, of its Partnership Agreement, as amended, as well as all other documents that authorize the partnership to invest in the Common Shares.

(b) A corporation may be required to provide a copy, among other items, of its Articles of Incorporation and By-Laws, as amended, in effect as well as all other documents that authorize the corporation to invest in the Common Shares.

(c) A trust may be required to provide a copy, among other items, of its Declaration of Trust or other governing instrument, as amended, as well as other documents that authorize the trust to invest in the Common Shares.


IF YOU HAVE ANY QUESTIONS ABOUT THE SUBSCRIPTION DOCUMENTS. PLEASE CONTACT THE COMPANY, AT TELEPHONE: (718) 435-5291.

FAILURE  TO  COMPLY  WITH  THE  ABOVE  INSTRUCTIONS  MAY  CONSTITUTE  AN INVALID
SUBSCRIPTION, WHICH, IF NOT CORRECTED, COULD RESULT IN THE REJECTION OF YOUR SUBSCRIPTION REQUEST. EVEN IF CORRECTED, THE DELAY MAY RESULT IN (1) THE ACCEPTANCE OF ANOTHER PURCHASER WHOSE SUBSCRIPTION BOOKLET WAS INITIALLY RECEIVED BY THE SELLING AGENT AFTER YOURS OR (2) THE OFFERING BEING CLOSED WITHOUT YOUR SUBSCRIPTION REQUEST BEING CONSIDERED BY THE COMPANY. SUBSCRIPTION AGREEMENT


NOTE:

ONE COMPLETED AND EXECUTED COPY OF THIS SUBSCRIPTION AGREEMENT ACCOMPANIED BY PAYMENT FOR THE AMOUNT OF YOUR SUBSCRIPTION, MUST BE RETURNED TO: NEW MEDIUM ENTERPRISES, INC. 1510 51st STREET, BROOKLYN, NEW YORK 11219. FAX # 718-972-6196.


     Name  of  Subscriber:  May  Ltd.
U.S.  Social  Security  No.:
     Address:  _______________________________________________
________________________________________________________
Telephone:  ____________________  Fax:  ___________________
Num              Common  Shares  Subscribed:_____10,000,000
_____


                             SUBSCRIPTION AGREEMENT

Gentlemen:
1. Subscription. The undersigned, intending to be legally bound, hereby irrevocably agrees to purchase from New Medium Enterprises, Inc. (the "Company"), a Nevada corporation, the number of Common Shares set forth above and on the signature page hereof, whereby shares are offered at $0.02 per share. This Subscription Agreement and the Confidential Private Placement Memorandum dated April 06, 2005 , together with any amendments thereto relates to an offering of a maximum of 10,000,000 Common Shares @ $0.02 (cents) per Share. The Common Shares, are referred to herein as the "Securities".

2. Payment: Funds shall be wire transferred to the Company at the coordinates below:

Account  Name:  New  Medium  Enterprises,  Inc.


3. Subscription payments of prospective investors who become shareholders of the Company will be transferred to the Company at one or more Closings.

4. Acceptance of Subscription/Recission. The undersigned understands and agrees that the Company in its sole discretion reserves the right to accept or reject this or any other subscription for Common Shares in whole or in part, notwithstanding prior receipt by the undersigned of a notice of acceptance. If this subscription is rejected by the Company in whole or in part, the Company shall promptly return all funds received from the undersigned and this Subscription Agreement shall thereafter be of no further force or effect. In addition to any other rights granted to the Subscriber or available under State law, in the event the Subscriber has delivered funds to the Company prior to receipt of the Private Placement Memorandum (PPM) by the Subscriber, then the Subscriber is granted 72 hours from the receipt of the (PPM) to revoke the subscription and receive back without deduction the entire amount of subscription funds delivered to the Company.

5. Representations and Warranties. The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company, as follows:

(a) the undersigned understands that the offering and sale of the Common Shares are intended to be exempt from registration under the Securities Act of 1933 (the "Securities Act"), by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D promulgated thereunder, and in accordance therewith and in furtherance thereof, the undersigned represents and warrants and agrees as follows:

(1) The undersigned and/or the undersigned's adviser(s) has/have received the PPM has/have carefully reviewed it and understand(s) the information contained therein;

(2) The undersigned acknowledges that all documents, records, and books pertaining to this investment (including, without limitation, the Memorandum) have been made available for inspection by the undersigned, the undersigned's attorney, accountant, or adviser(s);

          (3) The undersigned and/or the undersigned's adviser(s) has/have had a reasonable opportunity to ask questions of receive answers from a person or persons acting on behalf of the Company concerning the Offering of the Common Shares and all such questions have been answered to the full satisfaction of the undersigned;

          (4) No oral or written representations have been made other than as stated in the PPM and no oral or written information furnished to the undersigned or to the undersigned's adviser(s) in connection with the Offering of the Common Share were in any way inconsistent with the information stated in the PPM.

           (5) The undersigned is not subscribing for Common Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by a person other than the Company in connection with investments in securities generally;

          (6) If the undersigned is a natural person, the undersigned has reached the age of majority in the state in which the undersigned resides, has adequate means of providing for the undersigned's current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Common Shares for an indefinite period of time, has no need for liquidity in such investment, and, at the present time, could afford a complete loss of such investment;



(7)The undersigned or the undersigned's purchaser representative, as the case may be, has such knowledge and experience in financial, tax, and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the Offering of the Securities, to evaluate the merits and risks of an investment in the Securities, and to make an informed investment decision with respect thereto;

(8) The undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment;

(9) The undersigned understands that the Securities have not been registered under the Act by reason of a claimed exemption under the provisions of the Act which depends, in part, upon the undersigned's investment intention. In this connection, the undersigned hereby represents that the undersigned is purchasing the Securities for the undersigned's own account for investment and not with a view toward the resale or distribution to others.

10)The undersigned understands that the shares of the Company are trading on the OTC Bulletin Board, and the shares have historically had a low level of trading volume. The undersigned understands that even if there is an increase in trading volume , Rule 144 promulgated under the Act requires, among other conditions, a two-year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Act. The undersigned understands and hereby acknowledges that the Corporation is under no obligation to register the Common Shares or any of the Securities under the Act or any state securities or "blue sky" laws other than as expressly set forth in the Memorandum. The undersigned consents that the Corporation may, if it desires, permit the transfer of the Securities comprising the Common Shares out of the undersigned's name only when the undersigned's request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Corporation that neither the sale nor the proposed transfer results in a violation of the Act or any applicable state "blue sky" laws (collectively, "Securities Laws"). The undersigned agrees to hold the Corporation and its directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any misrepresentation made by the undersigned contained herein or any sale or distribution by the Subscriber in violation of the Securities Laws.

(11)The undersigned consents to the placement of a legend on any certificate or other document evidencing the Securities that such Securities have not been registered under the Act or any state securities or "blue sky" laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement. The undersigned is aware that the Corporation will make a notation in its appropriate records with respect to the restrictions on the transferability of the Securities.

(12)The undersigned understands that the Corporation will review this Agreement and is hereby given authority by the undersigned to call undersigned's bank or place of employment or otherwise review the financial standing of the undersigned; and it is further agreed that the Corporation reserves the unrestricted right to reject or limit any subscription, to accept subscriptions for fractional Common Shares and to close the Offering to the undersigned at any time.

(13) The undersigned hereby represents that the address of the undersigned furnished by the undersigned on the signature page hereof is the undersigned's principal residence if the undersigned is an individual or its principal business address if it is a corporation or other entity.

(14) The undersigned acknowledges that if he is a Registered Representative of an NASD member firm, he must give such firm the notice required by the NASD's Rules of Fair Practice, receipt of which must be acknowledged by such firm in
Section  14  below.

(15) The undersigned recognizes that the Company has that it has a very limited financial and operating history and that investment in the Company involves substantial risks, including loss of the entire amount of such investment, and has taken full cognizance of and understands all of the risks related to the purchase of the Common Shares.

(16)The undersigned acknowledges that each certificate representing Securities shall be stamped or otherwise imprinted with a legend substantially in the following form:

"The securities presented hereby have not been registered under the Securities Act of 1933, as amended or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged, or otherwise disposed of except pursuant to an effective registration statement under such act or such laws or unless an exemption from registration under such act and such laws, in the opinion of counsel for the holder (which counsel and opinion are reasonably satisfactory to counsel for this Company) is available."

The undersigned meets the requirements of one of the subparagraphs listed in subparagraph (c) or (d) below as of the date of this Subscription Agreement, and if there is any material change in such status prior to the sale of the Common Shares, the undersigned will immediately furnish such revised or corrected information to the Company.

(17) The undersigned acknowledges receipt of the Private Placement Memorandum, along with Exhibits, 1, 2, and 3. The undersigned acknowledges that he has had the opportunity to read the PPM and review the exhibits and consult with an attorney. The undersigned acknowledges that he has been given access to all of the company's filings on Edgar, by viewing the Company's filings on the Company's designated page on the Edgar database, accessed at www.sec.gov, Company Name: New Medium Enterprises, Inc.


[Please insert your initials in the appropriate space to the description applicable to you]

          (c)     FOR  ACCREDITED  INVESTORS

(1) A natural person who has individual income of more than $200,000 in each of the most recent two years or joint income with that persons's spouse in excess of $300,000 in each of the most recent two years and who reasonably expects to reach that same income level for the current year. For this purpose, "individual income" means adjusted gross income, as reported by a federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, (A) increased by the individual's share (and not a spouse's share) of:
(1) the amount of any tax exempt interest income received, (2) amounts contributed to an IRA or Keogh retirement plan (3) alimony paid, and (4) the excluded portion of any long-term capital gains, and (B) adjusted, plus or minus, for any non-cash loss or gain, respectively, reported for federal income;

(2) A natural person whose individual net worth, or joint net worth with that person's spouse, is in excess of $1,000,000. For this purpose, "net worth" means the excess of total assets at fair market value, including home and personal property, over total liabilities, provided, however, for the purpose of determining a person's net worth, the principal residence owned by an individual shall be valued at cost, including the cost of improvements, net of current encumbrances upon the property or valued on the basis of a written appraisal used by an institutional lender making a loan secured by the property. For the purposes of this provisions, "institutional lender" means a bank, savings and loan company, industrial loan company, credit union, personal property broker or a company whose principal business is as a lender upon loans secured by real property and which has such loans receivable in the amount of $2,000,000 or more. Any person relying on the appraised value of a principal residence must deliver to the Company, at or prior to the date of execution hereof, a copy of such appraisal;

(3) A trust, with total assets in excess of $5,000,000, which is not formed for the purpose of acquiring the Common Shares and whose purchase is directed by a person who has such knowledge and experience in financial business matters that such person is capable of evaluating the risks and merits of an investment in the Common Shares;

(4) A bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940; or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or an agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; or an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of the Employee Retirement Income Security Act of 1974, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if the employee benefit plan is a self-directed plan and the investment decision is made solely by persons who are accredited investors;

(5) A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

___(6) An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Common Shares with total assets in excess of $5,000,000;

____     (7)  A  director  or  executive  officer  of  the  Company;
or

__X__(8) An entity in which all of the equity owners meet the requirements of at least one of the above subparagraphs for accredited investors.


(d)     FOR  QUALIFIED  INSTITUTIONAL  BUYERS

___1) An insurance company as defined in Section 2(13) of the Securities Act, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

(2) An investment company registered under the Investment Company Act of 1940 (the "Investment Company Act") or any business development company as defined in
Section 2(a)(48) of that Act, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

____(3)A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it.

____A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

____5) An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

___(6) A business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

___7) An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation (other than a bank as defined in Section 3(a)(2) of the Securities Act or a savings and loan association or other institution referenced in Section 3(a)(5)(A) of the Securities Act or a foreign bank or savings and loan association or equivalent institution, partnership, or Massachusetts or similar business trust, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

____(8) An investment adviser registered under the Investment Advisers Act of 1940, acting for its own account or the accounts of other qualified institutional buyers which, in the aggregate, owns or invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it;

____(9) A dealer registered pursuant to Section 15 of the Exchange Act or 1934, acting for its own account or the accounts of other qualified institutional buyers, which, in the aggregate, owns and invests on a discretionary basis at least $10 million of securities of issuers that are not affiliated with the dealer, provided that securities constituting the whole or a part of an unsold allotment to or subscription by a dealer as a participant in a public offering shall not be deemed to be owned by such dealer;

____(10) A dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 acting in a riskless principal transaction on behalf of a qualified institutional buyer;

____(11) An investment company registered under the Investment Company Act, acting for its own account or for the accounts of other qualified institutional, that is part of a family of investment companies which own, in the aggregate, at least $100 million in securities of issuers, other than issuers that are affiliated with the investment company or are part of such family of investment companies. "Family of investment companies" means any two or more investment companies registered under the Investment Company Act (except for a Common Shares investment trust whose assets consist solely of Common Shares of one or more registered investment companies) that have the same investment adviser (or, in the case of Common Shares investment trusts, the same depositor), provided that for purposes of this paragraph (11);

(A)Each series of a series company (as defined in Rule 18f-2 under the Investment Company Act) shall be deemed to be a separate investment company; and

(B)Investment companies shall be deemed to have the same adviser (or depositor) if their adviser (or depositors) are majority-owned subsidiaries of the same parent, or if one investment company's adviser (or depositor) is a majority-owned subsidiary of the other investment company's adviser (or depositor).

__(12) An entity, all of the equity owners of which are qualified institutional buyers, acting for its own account or the accounts of other qualified institutional buyers; and

____13) A bank as defined in section 3(a)(2) of the Securities Act, savings and loan association or other institution as referenced in Section 3(a)(5)(A) of the Securities Act, or foreign bank or savings and loan association or equivalent institution, acting for its own account or the accounts of other qualified institutional buyers, which, in the aggregate, owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with it and that has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of execution hereof, in the case of a U.S. bank or savings and loan association, and not more than 18 months preceding the date of execution hereof, in the case of a foreign bank or savings and loan association or equivalent institution.

(e) The undersigned's overall commitment to investments which are not readily marketable is reasonable in relation to the undersigned's net worth.

(f) The undersigned hereby agrees to provide such information and to execute and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company is subject, including without limitation, such additional information as the Company or the Placement Agent may deem appropriate with regard to the undersigned's suitability.

     ____     (14)  NASD  Affiliation.

Are  you  affiliated  or associated with an NASD member firm (please check one):

Yes______               No__X____

If  Yes,  please  described:

     _________________________________________________________

     _________________________________________________________
_________________________________________________________
* If undersigned is a Registered Representative with an NASD member firm, have the following acknowledgement signed by the appropriate party:





The  undersigned NASD member firm acknowledges receipt of the notice required by
Article  3,  Sections  28(a)  and  (b)  of  the  Rules  of  Fair  Practice.


     _____________________________________
Name  of  NASD  Member  Firm


     By:__________________________________
     Authorized  Officer


     Date:________________________________

The undersigned is informed of the significance to you of the foregoing representations and answers contained in the undersigned representations contained in this Paragraph 5 and such answers have been provided under the assumption that the Corporation will rely on them.

(g)     The  undersigned  acknowledges:

(1) That the undersigned is aware that investment in the Common Shares involves a number of very significant risks, and has carefully read and considered the matters set forth under the caption "Risk Factors" in the Memorandum;

(2) In making an investment decision the undersigned has relied on the undersigned's own examination of the Company and the terms of the Offering, including the merits and risks involved. These Common Shares have not been recommended by any federal or state securities commission or regulatory authority. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of the Memorandum or this document. Any representation to the contrary is a criminal offense.

(3) The undersigned, if executing this Subscription Agreement in a representative or fiduciary capacity, has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or other entity for whom the undersigned is executing this Subscription Agreement, and such individual, ward, partnership, trust, estate, corporation, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company; and

(4) The representations, warranties, and agreements of the undersigned contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date of the sale of the Common Shares as if made on and of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Common Shares.

6. Indemnification. The undersigned agrees to indemnify and hold harmless the Company, the Placement Agent, the Selected Dealers and their respective officers, directors, agents, and affiliates against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, any and all expenses reasonably incurred in investigating, preparing, or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

7. Irrevocability; Binding Effect. The undersigned hereby acknowledges and agrees that the subscription hereunder is irrevocable by the undersigned, that, except as required by law, the undersigned is not entitled to cancel, terminate, revoke this Subscription Agreement or any agreements of the undersigned hereunder, and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the undersigned is more than one person, the obligations of the undersigned hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives, and permitted assigns.

8. Modification. Neither this Subscription Agreement nor any provisions hereof shall be waived, modified, discharged, or terminated except by an instrument in writing signed by the party against whom any such waiver, modification, discharge, or termination is sought.

9. Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be personally delivered or deemed delivered the third business day after being mailed by first class mail, to the party to receive same (a) if to the Company, to New Medium Enterprises, Inc. , 1510 51st Street, Brooklyn, New York 11219, or (b) if to the undersigned, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 9). Any notice or other communication given by certified mail shall be deemed given at the time of receipt thereof.

10. Assignability. This Subscription Agreement and the rights and obligations hereunder are not transferable or assignable by the undersigned.

11.Applicable Law. Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all of the terms and provisions hereof except by operation of law and laws of decent shall be construed in accordance with the laws of the State of New York without regard to principles of conflicts of law and any dispute brought hereunder shall be brought in a Federal or State court located in either the Southern or Eastern Districts of New York.

12. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of Common Shares as herein provided; subject, however, to the right hereby reserved to the Corporation to enter into the same agreements with other subscribers and to add and/or delete other persons as subscribers.

13. It is agreed that a waiver by either party of a breach of any provision of this Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

14. The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purpose and intent of this Agreement.

15. State Securities Laws. Subscribers who reside in CALIFORNIA, PENNSYLVANIA or MASSACHUSETTS also agree and represent as follows:

(a) THE UNDERSIGNED, IF A CALIFORNIA RESIDENT, REPRESENTS THAT: (1) THE UNDERSIGNED OR THE UNDERSIGNED'S PROFESSIONAL ADVISER CAN PROTECT THE UNDERSIGNED'S INTEREST IN CONNECTION WITH THIS TRANSACTION; (2) THE UNDERSIGNED IS ABLE TO BEAR THE ECONOMIC RISK OF THIS INVESTMENT OR (3) THIS INVESTMENT DOES NOT EXCEED 10% OF SUCH PERSON'S NET WORTH OR JOINT NET WORTH WITH SUCH PERSON'S SPOUSE.

(b)THE UNDERSIGNED, IF A PENNSYLVANIA RESIDENT, REPRESENTS THAT THE UNDERSIGNED WILL NOT SELL ANY Common Shares FOR A PERIOD OF TWELVE (12) MONTHS FROM THE DATE OF PURCHASE IF THIS SUBSCRIPTION IS NOT TIMELY WITHDRAWN PURSUANT TO THE RIGHT
OF RECISION GRANTED UNDER THE PENNSYLVANIA SECURITIES ACT, UNLESS SUCH SECURITIES ARE SUBSEQUENTLY REGISTERED UNDER FEDERAL SECURITIES LAWS OR ARE SOLD IN ACCORDANCE WITH PENNSYLVANIA SECURITIES LAWS. ANY OFFEREE WHO IS A RESIDENT OF PENNSYLVANIA HAS THE RIGHT TO WITHDRAW THIS SUBSCRIPTION, WITHOUT INCURRING ANY LIABILITY TO THE COMPANY, THE SELLING AGENT OR ANY OTHER PERSON AND TO CANCEL THE PURCHASE OF Common Shares, WITHIN TWO (2) BUSINESS DAYS FROM THE DATE OF RECEIPT BY THE COMPANY OF A WRITTEN BINDING CONTRACT OF PURCHASE OR, IN THE CASE OF A TRANSACTION IN WITH THERE IS NO WRITTEN BINDING CONTRACT OF PURCHASE, WITHIN TWO (2) BUSINESS DAYS AFTER THE INITIAL PAYMENT FOR THE Common Shares BEING OFFERED.

SIGNATURE  OF  PENNSYLVANIA  RESIDENT:________________________________


(c) THE UNDERSIGNED, IF A MASSACHUSETTS RESIDENT, REPRESENTS THAT THE UNDERSIGNED'S INVESTMENT IN THE Common Shares DOES NOT EXCEED 25% OF SUCH
PERSON'S NET WORTH OR, IF MARRIED, THE COMBINED NET WORTH OF SUCH PERSON'S SPOUSE AND THE UNDERSIGNED, EXCLUDING PRINCIPAL RESIDENCE AND HOME FURNISHINGS.

16.     Nature  of  Subscriber.   The  undersigned  is  (check  one):

_____     (a)     One  or  more  individuals
____X_     (b)     A  corporation
_____     (c)     A  partnership
_____     (d)     A  trust
_____     (e)     Another  entity  or  organization,

namely  (please  specify):
_________________________
17. Other Certifications. By signing the Signature Page, the undersigned certifies as follows:

(a) that the undersigned and its grantor (if a trust) or its general partners
(if  a  partnership)  have not filed or been involved in bankruptcy proceedings;

(b) if the undersigned is an individual investor, that one of the following is true and correct (check one):

     Spouse  if
Purchaser               Co-Owner

 1) I am a citizen or resident of the States for federal income tax purposes. ____ ____ (2) I am neither a States citizen nor a resident of the States for federal income tax purposes.

(c) if the undersigned is a trust, that the trust has not been established in connection with either (1) an employee benefit plan (as defined in Section 3(3) of ERISA), whether or not subject to the provisions of Title I of ERISA, or (2) a plan described in Section 4975(e)(i) of the Internal Revenue Code and that one of the following is true and correct (check one):

____ (1) the Trust is an estate or trust whose income from sources outside the States is includable in its gross income for States federal income tax purposes regardless of its connection with a trade or business carried on the States.

____(2) the Trust is an estate or trust whose income from sources outside the States is not includable in its gross income for States federal income tax purposes regardless of its connection with a trade or business carried on in the States.

(d) if the undersigned is a partnership, that the assets of the partnership do not constitute "plan assets" within the meaning of ERISA and regulation S 2510.3-101 promulgated thereunder and that one of the following is true and correct (check one):

_____1) the Partnership is a partnership formed in or under the laws of the States or any political subdivision thereof.

     (2) the Partnership is a partnership not formed in or under the laws of the States or any political subdivision thereof.

(e) if the undersigned is a corporation, that the assets of the Corporation do not constitute "plan assets" within the meaning of ERISA and regulation S2510.3-101 promulgated thereunder and that one of the following is true and correct (check one):

    ____1) the Corporation is a corporation organized in or under the laws of the States or any political subdivision thereof.

     ____ 2) the Corporation is a corporation which is neither created nor organized in or under the States or any political subdivision thereof but which has made an election under either Section 897(i) or 897(k) of the States Internal Revenue Code of 1986, as amended, to be treated as a domestic corporation for certain purposes of federal income taxation (A copy of the Internal Revenue Service acknowledgment of the undersigned's election must be attached to this Subscription Agreement if this provision is applicable).
    ____
(3)  neither  (1)  nor  (2)  above  is  true.


________________________________________
If the purchaser has indicated that the Common Shares will be held as JOINT TENANTS, as TENANTS IN COMMON, or as COMMON SHARES PROPERTY, please complete the following:


     _________________________________________
Print  Name  of  Spouse  or  Other  Purchaser

_________________________________________
     Signature  of  Spouse  or  Other  Purchaser

_________________________________________
Social  Security  Number


ACCEPTED  AND  AGREED:

NEW  MEDIUM  ENTERPRISES,  INC.


Dated:

If you are purchasing common shares with your spouse, you must both sign the Signature page. If you are purchasing common shares with another person not your Spouse, you must each fill out all areas of this agreement applicable to an Individual purchaser.

     SUBSCRIPTION  AGREEMENT  SIGNATURE  PAGE  FOR  PARTNERSHIPS,
     CORPORATIONS,  TRUSTS,  OR  OTHER  ENTITIES

IN  WITNESS  WHEREOF,  the  undersigned  has  executed  this  Agreement  this
7the  Day  of  April  2005,  10,000,000   Common  Shares  being  subscribed  @

for:  Ann  Kellgren  -Director
May   Limited
_________________________________________
Print  Name  of  Partnership,  Corporation,
Trust  or  other  Entity

_Ann  Kellgren,  Beneficial  Owner
(Signature  of  Authorized  Signatory)


Title:  Director

Taxpayer  Identification  Number:N.A.

Date  of  Formation:___________________________

Address  of  Chief  Executive  Office  of  Subscriber:

__________________________________________

     _________________________________________

     _________________________________________

ACCEPTED  AND  AGREED:
NEW  MEDIUM  ENTERPRISES,  INC.

By:  Ethel  Schwartz
Name:
Title:  CEO
Dated:  August  4,  2004

PROSPECTIVE  PURCHASER  QUESTIONNAIRE

 For  Confidential  Private  Offering
                    of
 New  Medium  Enterprises,  Inc.

To:     New  Medium  Enterprises,  Inc.
     1510  51st  Street
Brooklyn,  New  York  11219

N.A.

The information contained herein is being furnished to you in order to assure you that the undersigned meets the standards of an "Accredited Investor" imposed by Rule 501 of Regulation D promulgated under the Securities Act of 1933 (hereinafter the "Act")The undersigned understands that (i) you will rely upon the information contained herein for purposes of such determination, (ii) the securities will not be registered under the Act in reliance upon the exemption from registration provided by Section 4 (2) of the Act and Rule 506 of Regulation D, promulgated thereunder and (iii) this questionnaire is not an offer to sell securities to the undersigned.

The undersigned further represents to you that (i) the information contained herein is complete and accurate and may be relied upon by you, and (ii) the undersigned will notify you immediately of any material change in any of such information occurring prior to the purchase of such securities, if any purchase is made, by the undersigned.

THE UNDERSIGNED UNDERSTANDS AND AGREES THAT, ALTHOUGH THIS QUESTIONNAIRE WILL BE KEPT STRICTLY CONFIDENTIAL, THE ISSUER OF ANY SECURITIES PURCHASED BY THE UNDERSIGNED MAY PRESENT THIS QUESTIONNAIRE TO SUCH PARTIES AS IT DEEMS ADVISABLE IF CALLED UPON TO ESTABLISH THE AVAILABILITY UNDER ANY FEDERAL OR STATE
SECURITIES  LAWS  OF  AN  EXEMPTION  FROM REGISTRATION OF THE PRIVATE PLACEMENT.

THIS LETTER IS NOT AN OFFER TO SELL SECURITIES BUT MERELY A REQUEST FOR INFORMATION PURSUANT TO REGULATION D OF THE SECURITIES AND EXCHANGE COMMISSION.

Please complete, sign, date and return one copy of this questionnaire to the Company at New Medium Enterprises, Inc. , 1510 51st Street, Brooklyn, New York 11219, as soon as possible.

     PLEASE  TYPE  OR  PRINT

1.   Name:  ________________________________________________________
     Date  of  Birth:  _________________________
Social  Security  Number:_________________
Citizenship:  _______________     Marital  Status:  _____________
Number  of  Dependents:  ______
Where  Registered  to  Vote:  ____________________________________
State of Issuance of Driver's License: _______________________ Home Address:_________________________________________________
Home  Telephone  Number:________________________________________

2.     Firm  Name:  ___________________________________________________
     Nature  of  Business:  __________________________________________
Position:  ____________________________________________________
Nature  of  Duties:  ____________________________________________
Business  Address:  ____________________________________________
Business  Telephone  Number:  ___________________________________

3. Your employment, positions or occupations during the past 5 years (and the inclusive dates of each) are as follows (Note: What is sought is a sufficient description to enable the Issuer to determine the extent of vocationally related experience in financial and business matters): Employment, Position Nature of or
Occupation

Duties          From          To
______________________________________________________________

______________________________________________________________

______________________________________________________________

4. Your general, business or professional education, and the degrees received, are as follows:

     School               Degree          Year  Received
______________________________________________________________

______________________________________________________________

______________________________________________________________

______________________________________________________________

______________________________________________________________

5.Was your income (from all sources) for each of the latest two complete calendar years more than (check one):

     ___  $40,000;          ___  $60,000;     ___  $80,000;
___  $100,000;          ___  $200,000;     ___  $500,000.

(a) What percentage of your income as shown above was derived from sources other than salary? _______________

(b) Approximately what percentage of your income as shown above remained after payment of Federal, state and local taxes, and after payment of all ordinary and necessary business and/or living expenses? ________________

6. Was your income with that of your spouse for each of the latest two complete calendar years more than (check one):

     ___  $40,000;          ___  $60,000;     ___  $80,000;
___  $100,000;          ___  $300,000;     ___  $500,000.

(a) What percentage of your combined income as shown above is derived from sources other than salary? __________

(b)Approximately what percentage of your combined income as shown above remained after payment of Federal, state and local taxes, and after payment of all ordinary and necessary business and/or living expenses?
______________________

7.Is your income from all sources for the current calendar year reasonably expected to be more than (check one):

     ___  $40,000;     ___  $60,000;          ___  $80,000;
___  $100,000;     ___  $200,000;          ___  $500,000?

(a) What percentage of your income as shown above will be derived for sources other than salary?
___________________
(b)  Approximately  what  percentage  of  your income as shown above will remain after payment of Federal, state, and local taxes, and after payment of all ordinary and necessary business and/or living expenses?
__________________________

8. Is your income with that of your spouse from all sources for the current calendar year reasonably expected to be more than (check one):

     ___  $40,000;     ___  $60,000;          ___  $80,000;
___  $100,000;     ___  $300,000;          ___  $500,000.

(a) What percentage of your net worth as shown above is invested in tax "shelter" investments and investments in marketable securities (stocks, bonds, debentures, or notes)? __________________

(b) What percentage of you net worth as shown above constitutes home, furnishings and automobiles? ________________




(c) What percentage of your net worth as shown above constitutes liquid assets (cash or assets readily convertible to cash)? ____________________

10.     Indicate  any  other  investments  or  contingent  liabilities  which you
reasonably anticipate could cause you to require cash in excess of the amount of cash readily available to you (please specify):
___________________________________________________________________
___________________________________________________________________
     ___________________________________________________________________

11.     Investment  experience:

(a)  Please  indicate the frequency of your investment in marketable securities:
(  )  often;     (  )  occasionally;     (  )  seldom;     (  )  never.

(b)  Please  indicate  the  frequency  of  your  investment  in  high technology companies:
(  )  often;     (  )  occasionally;     (  )  seldom;     (  )  never.

(c)  Please  indicate  the  frequency  of  your  investment  in  options:
(  )  often;     (  )  occasionally;     (  )  seldom;     (  )  never.

(d) Please indicate the frequency of your investment in securities purchased on margin:

(  )  often;     (  )  occasionally;     (  )  seldom;     (  )  never.

(I) Please indicate the frequency of your investment in unmarketable securities:
(  )  often;     (  )  occasionally;     (  )  seldom;     (  )  never.

(ii)     Indicate  any  previously  purchased  securities  which  were  sold  to you  in
reliance  on  the  private  offering  exemption  from  registration  under  the
         Securities  Act  of  1933.
_____________________________________________________________
_____________________________________________________________
                                             ___________________________________
                                             __________________________
 12. Please indicate in the space provided below any additional information which you think may be helpful in enabling the Issuer to determine that your knowledge and experience in financial and business matters is sufficient to enable you to evaluate the merits and risks of this investment.
______________________________________________________________
______________________________________________________________
______________________________________________________________

13.     Indicate  whether  you  are  acting  for  your  own  account:
Yes__          No  __

(a)  If  not  acting  for  your  own  account  complete  the  following:
(i)  Capacity  in  which  you  are  acting  (Trustee  or  otherwise):
 __________________________

(ii)     Name,  address  and  telephone  number  of  persons  you
represent:  ______________________________________________
_________________________________________________________
_________________________________________________________

     (iii)  Evidence  of  authority  (please  attach).



NOTE: ANY INDIVIDUALS REPRESENTED BY YOU MUST ALSO BE QUALIFIED AS "PURCHASERS" PURSUANT TO RULE 506 AND THE ACT.

To the best of my information and belief, the above information supplied by the undersigned is true and correct in all respects.

IN WITNESS WHEREOF, I have executed this questionnaire this ___ day of _________ , 2004

_______________________________________
(Signature  of  Prospective  Purchaser)


19.     Matters  Relating  to  the  Undersigned's  Ownership  of  Common Shares.

(a)     Ownership  of  the  Common  Shares is to be held as follows (check one):

____     (1)  Individual
____     (2)  Joint  Tenants  (with  rights  of  survivorship)
____     (3)  Tenants  in  Common  (no  rights  of  survivorship)
____     (4)  Common  Shares  Property

(b) All correspondence relating to the undersigned's investment should be sent (check one):

     ____     (1)  to  the  address  of  the  undersigned  set  forth
on  the  signature  page  hereof

     ____     (2)  to  the  following  address:
_______________________________
_______________________________
_______________________________

(c) The undersigned may be contacted by telephone at the following telephone number(s):

     Home:  (____)  ___________
Work:(____)  ____________

              SUBSCRIPTION  AGREEMENT  SIGNATURE  PAGE  FOR  INDIVIDUALS
                 ALL  INFORMATION  WILL  BE  TREATED  CONFIDENTIALLY
                          NEW  MEDIUM  ENTERPRISES,  INC.
                     PURCHASER  REPRESENTATIVE  QUESTIONNAIRE

New  Medium  Enterprises,  Inc.
1510  51st  Street
Brooklyn,  New  York  11219
(718)  435-5291

Gentlemen:

The information contained herein in being furnished to you in order for you to determine whether a sale of a Common Shares (the "Common Shares") in New Medium Enterprises, Inc. (the "Company") may be made to the undersigned, pursuant to
Section 4 (2) of the Securities Act of 1933 (the "Act") and Regulation D promulgated thereunder. I understand that, (1) you will rely upon the information contained herein for purposes of determining the availability of said exemptions from registration, (2) the Common Shares will not be registered under the Act in reliance upon the exemption from registration afforded by
Section 4 (2) of the Act and Regulation D promulgated thereunder, and (3) this Questionnaire is not an offer to sell the Common Shares or any other securities to the undersigned Purchaser Representative.

I  herewith  furnish  you  with  the  following representations and information:

1.  The  undersigned  is  not  an  affiliate  or  employee  of  the Company, its officers, directors or their affiliates or beneficial owner of 10 percent or more of the equity interest in the Company, except as follows: (State "no exceptions",  or  set  forth  exceptions  and  give  details).
______________________________________________________________
______________________________________________________________
______________________________________________________________

2. he undersigned has such knowledge and experience in financial and business matters so as to be capable of evaluating, alone, or together with other Purchaser to evaluate fully and accurately the merits and risks of an investment in the Company. The undersigned offers as evidence thereof the following additional information (e.g., investment experience, business experience, professional education):
______________________________________________________________
______________________________________________________________
______________________________________________________________

3. There is no material relationship between the undersigned or his, her, or its affiliates and the Company or its affiliates, which now exists or is mutually understood to be contemplated or which has existed at any time during the previous two years, nor has compensation been received or will be received as a result of any such relationship, except as follows: (State "no exceptions", or set forth exceptions and give details).
____________________________________________________
______________________________________________________________
______________________________________________________________
______________________________________________________________
The undersigned agrees to notify you promptly of any changes in the foregoing information which may occur prior to the completion of the transaction.

Dated:________________

     Very  truly  yours,


     ____________________________________
Print  or  Type  Name


     ____________________________________
Signature


     ____________________________________
Business  Address


     ____________________________________


     ____________________________________
Telephone


     ____________________________________
Principal  Profession


                            PURCHASER  ACKNOWLEDGEMENT

The undersigned hereby acknowledges that the undersigned acted as Purchaser Representative in connection with evaluating the merits and risks of the undersigned's prospective investment in New Medium Enterprises, Inc

WARNING  TO  PROSPECTIVE  PURCHASER

DO NOT EXECUTE THE FOREGOING PURCHASER ACKNOWLEDGEMENT UNLESS AND UNTIL THE PURCHASER REPRESENTATIVE QUESTIONNAIRE PRECEDING SUCH ACKNOWLEDGMENT HAS BEEN COMPLETED IN FULL AND SIGNED.

Under Regulation D, a purchaser representative may not be an affiliate, director, officer or other employee of the Company or any officer, director or beneficial owner of 10 percent or more of any class of the equity securities or 10 percent or more of the equity interest in the Company except where the purchaser is:

(a) Related to the purchaser representative by blood, marriage or adoption, no more remotely than as first cousin;

(b) Any trust or estate in which the purchaser representative or any person related to him as specified in Subdivision (a) or (c) collectively have 100 percent of the beneficial interest (excluding contingent interests) or of which any person serves as trustee, executor or in any similar capacity; or

(c) Any corporation or other organization in which the purchaser representative or any persons related to him as specified in Subdivision (a) or (b) collectively are the beneficial owners of 100 percent of the equity securities (excluding directors' qualifying Common Shares) or equity interest.



________________________________________
     Signature

     ________________________________________
Full  Name

     ________________________________________
Date